UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Global Industrial Company
(Name of Registrant as Specified in Its Charter)

________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 22, 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend virtually the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Global Industrial Company on Monday, June 1, 2026 at 12:00 p.m. Eastern Time. The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save Global Industrial and our stockholders time and money.

At the Annual Meeting, stockholders will vote on the matters described in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement and any other matters properly brought before the Annual Meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time, lowering the costs and reducing the environmental impact of the Annual Meeting.

The Notice of 2026 Annual Meeting of Stockholders on the following page contains instructions on how to vote by Internet, by telephone or, if you received a proxy card, by mail.

Please take the time to carefully read the Notice of 2026 Annual Meeting of Stockholders and Proxy Statement that follow. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or, if you received a proxy card, by signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope.

We look forward to your participation in the Annual Meeting.

Sincerely,
Richard B. Leeds
Executive Chairman

Global Industrial Company
11 Harbor Park Drive
Port Washington, NY 11050

Notice of 2026 Annual Meeting of Stockholders

Date and Time:	Monday, June 1, 2026 at 12:00 p.m. Eastern Time

Location:
The annual meeting of stockholders (the "Annual Meeting") of Global Industrial Company (the "Company" or "Global Industrial") will be a completely virtual meeting of stockholders, which will be held via live audio webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2026, and using your 16-digit control number. Because the Annual Meeting is virtual and being held via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the Annual Meeting online are more fully described in the Proxy Statement.

Purpose:	(1)To vote on the election of the eight director nominees named in the Proxy Statement.

(2)To vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026.

(3)To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

(4) To vote on the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

(5) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who may vote:	Stockholders of record at the close of business on April 9, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement.

By order of the Board of Directors,
Adina G. Storch, Esq.
Senior Vice President, General Counsel and Corporate Secretary
April 22, 2026

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 1, 2026. The Notice of the 2026 Annual Meeting of Stockholders, the Proxy Statement and the 2025 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

Global Industrial Company 2026 Proxy Statement

Proxy Statement Executive Summary
The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.
Information About Our 2026 Annual Meeting of Stockholders

DATE AND TIME:	Monday, June 1, 2026 at 12:00 p.m. Eastern Time
LOCATION:	Visit www.virtualshareholdermeeting.com/GIC2026 and use your 16-digit control number
RECORD DATE:	Thursday, April 9, 2026
Items of Business and Board of Directors' Vote Recommendations

Proposal		Board Vote Recommendation	Page Number
Proposal 1:	To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify	✓ FOR each director nominee	Page 10
Proposal 2:	To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026	✓ FOR	Page 53
Proposal 3:	Advisory (non-binding) vote to approve the compensation of the Company's named executive officers	✓ FOR	Page 55
Proposal 4:	To approve the Company's Amended and Restated 2018 Employee Stock Purchase Plan	✓ FOR	Page 56
Our Directors (Pages 10-13)

Name	Age	Director Since	Independent	AC	CC	N/CGC	EC
Richard B. Leeds(1)	66	1995	No
Bruce Leeds	70	1995	No
Robert Leeds	70	1995	No
Anesa T. Chaibi(2)	59	2025	No
Chad M. Lindbloom(3)	61	2017	Yes	C
Gary S. Michel(3)	63	2024	Yes		C
Paul S. Pearlman(3)	72	2019	Yes			C
Robert D. Rosenthal(3)	77	1995	Yes
(1)    Executive Chairman of the Board
(2)    Chief Executive Officer
(3)    Audit Committee Financial Expert
KEY: AC = Audit Committee CC = Compensation Committee
N/CGC = Nominating/Corporate Governance Committee EC = Executive Committee
= Member C = Chair

Global Industrial Company 2026 Proxy Statement | 1

Information About Our Board and Principal Committees (Pages 21-23)

	Number of Members	Independent	Number of Meetings During 2025
Full Board of Directors	8	50%	8
Audit Committee	4	100%	8
Compensation Committee	4	100%	6
Nominating/Corporate Governance Committee	3	100%	5

Our Corporate Governance (Page 14)
We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 14 of this Proxy Statement for a more detailed description of our corporate governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors	X	No Supermajority Voting Requirements
✓	Active Board and/or Committee Oversight of Risk Management, Cybersecurity and Artificial Intelligence	X	No Poison Pill
✓	Annual Say-on-Pay Vote	X	No Classified Board
✓	Lead Independent Director, Regular Executive Sessions of Independent Directors and Rotation of Committee Leadership	X	No Material Restrictions on Stockholder Rights
✓	Annual Board and Committee Self-Evaluations	X	No Overboarded Directors

Our Pay and Governance Practices (Page 29)
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests. Please refer to the table on page 29 of this Proxy Statement for a more detailed description of our pay and governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	Pay for Performance Alignment	X	No Dividends on Unearned Performance-Based Equity Awards
✓	Caps on Payouts of Annual Non-Equity Incentive Compensation	X	No Stock Trading Plans Without Committee Approval and Oversight
✓	Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders	X	No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking
✓	Independent Compensation Committee Advised by Independent Compensation Consultant	X	No Supplemental Retirement Benefits for Executives
✓	Maintain Stockholder Engagement Program	X	No Liberal Share Recycling under Equity Compensation Plans

2 | Global Industrial Company 2026 Proxy Statement

Independent Auditor (Page 53)
Ernst & Young LLP, an independent registered public accounting firm, served as the Company's independent auditor for fiscal year 2025. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2026. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of the Company's independent auditor for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about the fees billed to us by Ernst & Young LLP for services during fiscal years 2025 and 2024, all of which were pre-approved by the Audit Committee:

Fee Category	2025 ($)	2024 ($)
Audit fees(1)	2,025,500	1,623,266
Audit-related fees(2)	844,980	607,721
Tax fees(3)	0	0
All other fees(4)	0	0
Total	2,870,480	2,230,987
(1)In accordance with the SEC’s definitions and rules, "audit fees" are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)"Audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2025 or 2024.
(4)     Consists of fees billed for other professional services rendered to the Company.

Global Industrial Company 2026 Proxy Statement | 3

PROXY STATEMENT

General Information
These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Global Industrial Company for use at the Annual Meeting of Stockholders to be held virtually via live audio webcast on Monday, June 1, 2026 at 12:00 p.m. Eastern Time, or at any adjournments or postponements thereof.

The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GIC2026 (the "Annual Meeting Website"), where you will be able to listen to and participate in the Annual Meeting live, submit questions and vote online.

These proxy materials include our Proxy Card, the Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. These proxy materials and the Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the "2025 Annual Report") are being sent or made available to our stockholders commencing on April 22, 2026.
Notice of Internet Availability of Proxy Materials
We have implemented the Securities and Exchange Commission's “Notice Only” rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies. As a result, beginning on or about April 22, 2026, we mailed to our stockholders of record on April 9, 2026 a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials over the Internet and vote online. By furnishing a Notice and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of the Annual Meeting.
The Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.
Record Date
We have fixed the close of business on April 9, 2026 as the record date for determining our stockholders entitled to Notice of and to vote at the Annual Meeting.
On that date, we had 38,261,099 shares of common stock outstanding. Stockholders as of the record date will have one vote per share on each voting matter.
Quorum
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, is necessary to constitute a quorum.

Abstentions and “broker non-votes” (discussed below) will be counted as present for purposes of establishing a quorum.

4 | Global Industrial Company 2026 Proxy Statement

How to Vote
Stockholders of record. If you are a “stockholder of record” (meaning your shares are registered in your name with our transfer agent, Broadridge) as of the close of business on April 9, 2026 (the record date for the Annual Meeting) you may vote either virtually at the Annual Meeting or by proxy.

During the Annual Meeting, you will be able to vote through the virtual portal at www.virtualshareholdermeeting.com/GIC2026.

If you decide to vote by proxy, you may do so in any one of the following three ways:

You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter the identifying information that appears on your proxy card or the Notice. The Internet voting system allows you to confirm that your votes were properly recorded.

You may vote your shares 24 hours a day by calling the toll free number (800) 690-6903, and following instructions provided by the recorded message. You will need to enter the identifying information that appears on your proxy card or the Notice. As with the Internet voting system, you will be able to confirm that your votes were properly recorded.

If you received a proxy card, you may mark, sign and date your proxy card and return it by mail in the enclosed postage-paid envelope.

Proxies submitted over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on May 31, 2026.

Beneficial owners. If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, bank or other nominee holds shares on your behalf), you may vote virtually at the Annual Meeting only if you obtain a legal proxy from the nominee that holds your shares. Alternatively, you may vote by completing, signing and returning the voting instruction form that the nominee provides to you or by following any telephone or Internet voting instructions described on the voting instruction form, the Notice or other materials that the nominee provides to you.

No matter in what form you own your shares, we encourage you to vote promptly.
About the Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders held exclusively by a live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the Annual Meeting and vote online during the open poll section of the Annual Meeting.

If you are a stockholder of record as of the close of business on April 9, 2026, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2026. You will need to enter the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials (the "Control Number").

If you are a stockholder holding your shares in “street name” as of the close of business on April 9, 2026, you may gain access to the Annual Meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee holder. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your broker, bank or other nominee holder.

Global Industrial Company 2026 Proxy Statement | 5

The Annual Meeting will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/GIC2026, or you may type it into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided on the Annual Meeting Website at or before the time that matters are brought before the Annual Meeting for consideration.
Votes Required to Adopt the Proposals
➢    Proposal 1 – The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to elect the nominated directors to the Board.
➢    Proposal 2 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026.
➢    Proposal 3 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.
➢    Proposal 4 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

Messrs. Richard, Bruce and Robert Leeds (each a director and officer of the Company), together with trusts for the benefit of certain members of their respective families and other entities controlled by them, as applicable, beneficially owned as of our record date more than 50% of the shares outstanding, and they have each separately advised us that they intend to vote all such shares they each have the power to vote in accordance with the recommendations of the Board on each of the proposals identified above, which will be sufficient to constitute a quorum and to determine the outcome of each proposal.
How Shares Will Be Voted
Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted, as to all enumerated proposals in accordance with the Board's recommendations. If any other matters properly come before the Annual Meeting, the persons named in the proxy will vote at their discretion.
List of Stockholders
A list of our stockholders satisfying the requirements of Section 219 of the Delaware General Corporation Law will be available for inspection for any purpose germane to the Annual Meeting for the ten days prior to the Annual Meeting. If you want to inspect the stockholder list, email investinfo@globalindustrial.com to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting Website for those stockholders who choose to attend.
Changing or Revoking Your Proxy
Your virtual attendance at the Annual Meeting will not automatically revoke your proxy.
Stockholders of record. If you are a stockholder of record, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by executing and forwarding to us a later-dated proxy or by voting a later proxy over the telephone or the Internet or by virtually attending the Annual Meeting and voting.
Beneficial owners. If you are a beneficial owner of shares, you should check with your broker, bank or other nominee that holds your shares to determine how to change or revoke your vote.

6 | Global Industrial Company 2026 Proxy Statement

Abstentions
➢    Proposal 1 – Abstentions will have no effect on the election of directors.
➢    Proposal 2 – Abstentions will have the same effect as a negative vote regarding the ratification of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026.
➢    Proposal 3 – Abstentions will have the same effect as a negative vote regarding the approval of the compensation of the Company's named executive officers.
➢    Proposal 4 – Abstentions will have the same effect as a negative vote regarding the approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan.
Broker Non-Votes
A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because they do not have discretionary voting power for that proposal and have not received instructions from the beneficial owner.
If you are a beneficial owner whose shares are held by a broker, as stated above you must instruct the broker how to vote your shares. If you do not provide voting instructions, your broker is not permitted to vote your shares on Proposal 1 (Election of Directors), Proposal 3 (Approval of the Compensation of the Company's Named Executive Officers) and Proposal 4 (Approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan).

In the absence of voting instructions, the broker may only register your shares as being present at the Annual Meeting for purposes of determining a quorum and may vote your shares on Proposal 2 only (Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2026).
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). When used in this Proxy Statement, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except to the extent required under applicable law.

Global Industrial Company 2026 Proxy Statement | 7

Frequently Asked Questions
Why am I receiving this Proxy Statement?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of 2026 Annual Meeting of Stockholders. This solicitation is made by the Company on behalf of the Board of Directors.

Who is entitled to vote at the Annual Meeting?
If you held shares of common stock of the Company at the close of business on April 9, 2026, you may vote at the Annual Meeting. Each share is entitled to one vote on each matter presented for consideration and action at the Annual Meeting.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares online during the open poll section of the Annual Meeting. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the Annual Meeting.

What are the voting rights of stockholders?
Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

What am I being asked to vote on, and what are the Board of Directors’ voting recommendations?
Proposal 1: To vote on the election of the eight director nominees named in this Proxy Statement.

Proposal 2: To vote on the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2026.

Proposal 3: To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

Proposal 4: To vote on the approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

The Board of Directors recommends that you vote “FOR” the election of the Board’s director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2026, “FOR” the compensation of our named executive officers and “FOR” the approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

The proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board recommends, including with discretionary authority as to any and all other matters that may properly come before the Annual Meeting.

What will constitute a quorum at the Annual Meeting?
The presence in person (virtually) or by proxy of the holders of a majority of the outstanding capital stock of the Company entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the Annual Meeting for purposes of determining the presence of a quorum at the Annual Meeting.

What vote is required to approve each matter?
Assuming the presence of a quorum, the following votes are required to approve each proposal:

Election of Directors. The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to elect the nominated directors to the Board. When voting by proxy with respect to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes for specific nominees.

Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2026. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026.

Approval of the Compensation of the Company's Named Executive Officers. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.

Approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

8 | Global Industrial Company 2026 Proxy Statement

Why is the Annual Meeting online only? How do I attend the Annual Meeting?
The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the Annual Meeting and vote online during the open poll section of the Annual Meeting.

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 9, 2026, the record date for the Annual Meeting.

To virtually attend the Annual Meeting, go to www.virtualshareholdermeeting.com/GIC2026; then, you must enter your Control Number. Please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time, on June 1, 2026.

How do I vote during the virtual Annual Meeting?
If you are a stockholder as of the record date, you may vote during the Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website at www.virtualshareholdermeeting.com/GIC2026 during the Annual Meeting.

How can I ask questions during the Annual Meeting?
The virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of the Board of Directors or management. During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the web portal at or before the time that matters are brought before the Annual Meeting for consideration.

What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting Website log in page.

If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit the enclosed proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I access the proxy materials and the 2025 Annual Report over the Internet?
Our proxy materials and the 2025 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

How may I obtain a paper copy of the proxy materials and the 2025 Annual Report?
The Notice of the Internet Availability of the proxy materials provides instructions about how to obtain a paper copy of the proxy materials and the 2025 Annual Report. If you did not receive the Notice, you will receive a paper copy of the proxy materials and the Annual Report by mail.

Who pays the costs of soliciting proxies?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and we will reimburse them for expenses in so doing. Consistent with our voting procedure, directors, officers and other regular employees of the Company may also request the return of proxies by telephone or fax, or in person.

What is “householding”?
SEC rules allow us to send a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules. This practice is referred to as “householding” and we use this process to achieve savings of paper and mailing costs.

How can I find voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and we will publicly disclose the results on a Form 8-K within four business days of the Annual Meeting, as required by SEC rules.

Global Industrial Company 2026 Proxy Statement | 9

Proposal No. 1 – Election of Directors
At the Annual Meeting, eight directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualify. All nominees are current Global Industrial Board members who were elected by the stockholders at the 2025 annual meeting of stockholders.
There are no family relationships among any of our directors or executive officers or nominees for director or executive officer, except that Messrs. Richard, Bruce and Robert Leeds are brothers. Except as disclosed herein, there were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director.
The accompanying proxy will be voted FOR the election of the Board’s nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the Board reduces the number of nominees, for such other person or persons as the Board may designate.
When voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.
Director Nominees
Biographical information with respect to our eight director-nominees is set forth below. Each nominee named in this Proxy Statement has consented to being nominated for director and has agreed to serve if elected. All of the nominees named in this Proxy Statement for election to the Board were unanimously recommended by the Nominating/Corporate Governance Committee and were unanimously nominated by the Board.

Richard B. Leeds Executive Chairman
Principal Occupation and Positions Held

•Age: 66
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Richard B. Leeds joined the Company in 1982 and served as our Chairman and CEO from April 1995 until becoming our Executive Chairman in March 2016. He also served as President of our Industrial Products Group until 2011.

Mr. Leeds was selected to serve as Executive Chairman of our Board due to his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment and leadership qualities.

Bruce Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 70
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Bruce Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our International Operations until 2005.

Mr. Leeds was selected to serve as a director on our Board due to his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, his experience in international business, as well as his exceptional business judgment.

10 | Global Industrial Company 2026 Proxy Statement

Robert Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 70
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Robert Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our Domestic Operations until 2005 and as Chief Executive of the North American Technology Products Group from 2013 to 2015.

Mr. Leeds was selected to serve as a director on our Board because of his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment.

Anesa T. Chaibi Chief Executive Officer
Principal Occupation and Positions Held

•Age: 59
•Year in which First Elected a Director: 2025
•Committee(s) Served: None
•Principal Occupation and Other Information: Ms. Chaibi was appointed Chief Executive Officer of Global Industrial in February 2025. In addition to serving as a member on our Board, Ms. Chaibi is also a member of the board of directors of Advanced Drainage Systems, Inc. (NYSE: WMS), a position she has held since July 2020. Prior to joining Global Industrial, from April 2023 to February 2025, she served as Operating Partner and Chief Transformation Officer at Coalesce Capital Management, a private equity ﬁrm focused on investments in the services sector, and was a member of the board of Regal Rexnord Corporation (NYSE: RRX) from November 2014 to February 2025. Prior to her role at Coalesce Capital Management, Ms. Chaibi served as Chief Executive Officer and board member of CoolSys, Inc., a refrigeration, HVAC and sustainable energy solutions provider, from October 2021 until February 2023. She also served as Industry Advisor to the Industrial and Business Services Group of Warburg Pincus from November 2019 until October 2021, and served on the board of directors of Warburg Pincus Capital Corporation 1-A (NYSE: WPCA) from March 2021 until March 2023. Prior to joining Warburg Pincus, Ms. Chaibi served in a variety of senior management roles in the industrial sector, including President and CEO of HD Supply Facilities Maintenance for over a decade. Ms. Chaibi holds a B.S. in Chemical Engineering from West Virginia University and an M.B.A. from the Fuqua School of Business at Duke University.

Ms. Chaibi was selected to serve as a director on our Board due to her operating and executive leadership experience in the industrial B2B space.

Global Industrial Company 2026 Proxy Statement | 11

Chad M. Lindbloom Independent Director
Principal Occupation and Positions Held

•Age: 61
•Year in which First Elected a Director: 2017
•Committee(s) Served: Chair of the Audit Committee, Member of the Compensation Committee and the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Mr. Lindbloom was employed by C.H. Robinson Worldwide, Inc. – one of the world’s largest third-party logistics providers – from June 1990 through March 2018 in various roles, including Chief Information Officer, Chief Financial Officer and Controller. Mr. Lindbloom holds a B.S. and M.B.A. from the Carlson School of Management at the University of Minnesota.

Mr. Lindbloom was selected to serve as a director on our Board due to his supply chain and logistics expertise, as well as his skills relating to financial statement and accounting matters.

Gary S. Michel Independent Director
Principal Occupation and Positions Held

•Age: 63
•Year in which First Appointed a Director: 2024
•Committee(s) Served: Chair of the Compensation Committee and Member of the Audit Committee
•Principal Occupation and Other Information: Gary S. Michel previously served as president, chief executive officer and member of the board of directors of JELD-WEN Holding, Inc. from 2018 to 2022, as well as chair of its board of directors from 2021 to 2022. Mr. Michel previously worked at Honeywell International, Inc., where he served as the president and chief executive officer of the Home and Building Technologies strategic business group from 2017 to 2018. He began his career at Ingersoll Rand, where he spent 33 years, most recently as senior vice president and president of its residential heating, ventilation and air conditioning business. Gary holds a B.S. from Virginia Tech and an M.B.A. from the University of Phoenix.

Mr. Michel was selected to serve as a director on our Board due to his extensive manufacturing and distribution industry experience, as well as his management, financial and leadership skills.

12 | Global Industrial Company 2026 Proxy Statement

Paul S. Pearlman Independent Director
Principal Occupation and Positions Held

•Age: 72
•Year in which First Elected a Director: 2019
•Committee(s) Served: Chair of the Nominating/Corporate Governance Committee; Member of the Audit Committee and the Compensation Committee
•Principal Occupation and Other Information: Since March 2020, Mr. Pearlman has been a partner in Zeughauser Group, LLC, a nationally prominent law firm and management consulting firm. From August 2000 through December 2019, Mr. Pearlman was the Managing Partner of Kramer Levin Naftalis & Frankel LLP, a New York City headquartered international law firm and Mr. Pearlman continued to serve as Counsel, Managing Partner Emeritus in the firm until January 31, 2022. Prior thereto, he was a partner in the firm practicing in the areas of private equity and corporate restructuring. Mr. Pearlman is a 1978 cum laude graduate of St. John’s University School of Law and a 1975 graduate of George Washington University.

Mr. Pearlman was selected to serve as a director on our Board due to his business and legal experience and acumen as well as his management, financial and leadership skills as the head of a prominent international law firm.

l Robert D. Rosenthal Independent Director
Principal Occupation and Positions Held

•Age: 77
•Year in which First Elected a Director: 1995
•Committee(s) Served: Member of the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee and the Executive Committee
•Principal Occupation and Other Information: Robert D. Rosenthal has been the lead independent director since October 2006. Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983. Mr. Rosenthal is the Chairman and CEO of a wealth management company that invests in numerous public companies and is also an attorney and member of the bar of the State of New York. Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School.

Mr. Rosenthal was selected to serve as a director on our Board due to his financial, investment and legal experience and acumen.

The Board of Directors unanimously recommends a vote "FOR" the election of all nominees named above.

Global Industrial Company 2026 Proxy Statement | 13

Corporate Governance
Corporate Governance Overview
The business and affairs of the Company are managed under the direction of our Board, as provided by Delaware law, and the Company conducts its business through meetings of the Board and its three independent committees: the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Some notable features of our corporate governance are summarized as follows:

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors: Our Board’s principal committees, Audit, Compensation and Nominating/Corporate Governance, are composed entirely of independent directors.	X	No Supermajority Voting Requirements: The Company does not have any supermajority voting provisions in its organizational documents.
✓
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and Artificial Intelligence: Our Audit Committee oversees cybersecurity and AI as a recurring agenda item. The full Board is responsible for the oversight of the Company’s risk management process. We consider risk management an essential part of business and operations planning
		X	No Poison Pill: The Company does not have a “poison pill” or a stockholder rights plan in place.
✓
Annual Say-on-Pay Vote: At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2025 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.9% voting in favor of our executive compensation.
		X	No Classified Board: All of our directors are elected annually for one-year terms and require a plurality vote to be reelected.
✓
Lead Independent Director, Regular Executive Sessions of Independent Directors, and Rotation of Committee Leadership: Our Lead Independent Director and the other independent directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s principal committees, routinely meet in executive session without management several times during the year. Additionally, as a matter of good governance, we rotated leadership of two of our three principal committees among our independent directors to ensure enfranchisement of new perspectives.
		X	No Material Restrictions on Stockholder Rights: There are no material restrictions on our stockholders’ right to call special meetings.
✓
Annual Board and Committee Self-Evaluations: The Board and each of its principal committees conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
		X	No Overboarded Directors: None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

14 | Global Industrial Company 2026 Proxy Statement

Commitment to Stockholder Engagement
We appreciate and value the feedback of our stockholders and engage with them throughout the year, not just in advance of proxy season. In 2025, management engaged in several meetings with our stockholders, including meetings, in-person facilities tours, telephone calls, video conferences and written correspondence. During this stockholder outreach, we make a point of providing direct access to our most senior leadership, including our CEO and CFO, and in some cases, members of our Board, such as our Lead Independent Director and Nominating/Corporate Governance Committee Chair. Specifically, we invite the input of our stockholders to better appreciate their perspectives on governance, performance and strategic issues. We accord great weight to our stockholders’ concerns.
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2025 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.9% voting in favor of our executive compensation.

We will continue to engage with our investors to receive constructive feedback on governance and other topics and to provide disclosure to our stockholders detailing our progress in these pursuits.
Corporate Governance Documents
We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:
• Corporate Governance Guidelines and Principles;
• Corporate Ethics Policy;
• Charter of the Audit Committee;
• Charter of the Compensation Committee; and
• Charter of the Nominating/Corporate Governance Committee.

Each of these corporate governance documents is available on our website, www.globalindustrial.com, under “Investor Relations—Governance—Governance Documents.” The documents noted above will also be provided without charge to any stockholder who requests them. We annually review our corporate governance policies, and regularly monitor emerging developments in corporate governance and enhance our policies and procedures to conform with current thinking on best practices when our Board determines that it would benefit our Company and our stockholders to do so. In 2025, we conducted our annual review of our various corporate policies to ensure they are in keeping with current thinking on best practices.
Board Composition
Our Board currently consists of eight members, four of whom are independent under the rules of the SEC and NYSE. Our Board is led by Executive Chairman Richard B. Leeds and Vice Chairmen Bruce Leeds and Robert Leeds. Our independent directors have designated Robert D. Rosenthal to be the Lead Independent Director.
Board Leadership Structure
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits Global Industrial and our stockholders.

Although the Board does not have an express policy on whether or not the roles of CEO and Executive Chairman of the Board should be separate and if they are to be separate, whether the Executive Chairman of the Board should be selected from the non-management directors or be an employee, the Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Global Industrial and our stockholders at the time of such determination.

Global Industrial Company 2026 Proxy Statement | 15

Our Board believes that the most effective Board leadership structure for Global Industrial at present is for the roles of CEO and Executive Chairman of the Board to be separate. Further, the Board believes that our Executive Chairman and two Vice Chairmen should also have management roles, so that our Executive Chairman and Vice Chairmen remain in closer touch with the operations of our business and, together with our CEO, can focus their attention on different aspects of the strategic and operational mission of Global Industrial, according to their respective areas of expertise.

The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during Board meetings, the independent directors have regular executive sessions. Following an executive session of independent directors, the Lead Independent Director acts as a liaison between the independent directors and the Executive Chairman regarding any specific feedback or issues, provides the Executive Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Executive Chairman regarding information to be provided to the independent directors in performing their duties.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.
Identification and Evaluation of Director Candidates
The Nominating/Corporate Governance Committee solicits recommendations for Board candidates from a number of sources, including our current directors, our officers and individuals personally known to the members of the Board. The Nominating/Corporate Governance Committee will consider candidates submitted by stockholders when submitted in accordance with our bylaws and applicable law. The Nominating/Corporate Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. The level of consideration that the Nominating/Corporate Governance Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the Nominating/Corporate Governance Committee.

In nominating candidates, the Nominating/Corporate Governance Committee takes into consideration such factors as it deems appropriate, such as the experience, skills and background of candidates that are likely to complement the Board’s existing composition of continuing directors and facilitate and enhance the Board’s ability to oversee and monitor Global Industrial's business and affairs. While a candidate’s overall ability and experience will determine the candidate’s suitability, the Nominating/Corporate Governance Committee’s assessment of director candidates places primary emphasis on the following criteria:

•for non-management directors, independence;
•personal and professional ethics, integrity, values and judgment;
•leadership skills;
•strategic thinking;
•ability and willingness to devote sufficient time to carrying out the duties and responsibilities of the Board;
•breadth of knowledge about matters affecting the industry;
•the needs of the Company with respect to the particular talents and experience of its directors and the interplay of the candidate’s experience with that of other Board members; and
•diversity of viewpoints, backgrounds and experience.

16 | Global Industrial Company 2026 Proxy Statement

Board Experience and Skills
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits the Company and our stockholders. Our director nominees represent a range of perspectives, including with respect to attributes, skills and experience, as detailed below. A particular director nominee may possess additional experience, attributes, or skills, even if not indicated below.

Experience and Skills	% of Directors
Business Management/Executive Leadership Experience Directors with prior experience in executive leadership positions bring the qualifications and skills to develop and oversee our strategy, to create and drive long-term value and to identify, motivate and retain individual leaders.	100%
Business Ethics, Integrity and Values A high level of understanding of business ethics is critical to a director’s oversight function on the Board.	100%
Corporate Governance/Public Company Experience Directors who have served on other public company boards have experience overseeing and providing insight and guidance to management and bring critical knowledge of governance to our organization.	100%
Risk Assessment and Risk Management Directors with experience assessing and managing risk bring skills critical to the Board’s oversight of our risk assessment and risk management programs.	100%
Industry or Customer Base Experience Directors with leadership and/or operational experience in industries relevant to our business bring practical understanding of our business and effective oversight of implementation of strategy.	100%
Financial, Audit and Accounting Expertise Financial, audit and accounting expertise, particularly knowledge of finance and financial reporting processes, is critical to understanding and evaluating our capital structure and overseeing the preparation of our financial statements and internal controls over financial reporting.	100%

Global Industrial Company 2026 Proxy Statement | 17

Board and Committee Performance Self-Evaluations
To optimize the performance of the Board and its committees each year, the Board and its principal committees conduct a robust annual self-assessment that elicits candid feedback on the performance and effectiveness of the Board and its principal committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities and meetings, among other criteria. Each committee separately conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in its committee charter, the composition of the committee and the conduct of committee meetings. Throughout the year, the Board and each of its principal committees routinely use a portion of their regularly scheduled executive sessions to examine the degree and effectiveness of their oversight functions and continually explore opportunities for self-improvement.
Director Independence
In connection with its annual review of director independence, the Board has determined that each of Messrs. Lindbloom, Michel, Pearlman and Rosenthal has no material relationship with the Company (directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and meets the standards for independence required by the NYSE and SEC rules. The Board has not adopted any other categorical standards of materiality for independence purposes.

Among other factors, the Board based its determination on:

✓ the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the NYSE;
✓    the criteria for independence required of audit committee directors by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
✓    information provided by the directors to Global Industrial, which did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) which would impair the independence of any of the non-management directors.

In making its determination, the Board took into consideration that: (i) certain Global Industrial directors and executive officers have invested funds with or through a private investment firm, of which Mr. Rosenthal is Chairman and CEO (and which firm receives fees in respect of such investments), and may continue to do so in the future; and (ii) Mr. Rosenthal is on the board of directors or is a trustee of several entities that are part of the Northwell Health complex of hospitals, clinics and healthcare providers, to which Global Industrial sells products on an arm’s length basis, without Mr. Rosenthal’s involvement, and that Mr. Rosenthal has no financial or other interest in any such transactions. The Board determined that such relationships were not material and did not vitiate the independence of Mr. Rosenthal.

As a “controlled company,” Global Industrial is exempt from the NYSE requirement that listed companies have a majority of independent directors. A “controlled company” is defined by the NYSE as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company. Global Industrial is a “controlled company” in that more than 50% of the voting stock for the election of directors of Global Industrial, in the aggregate, is owned by certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds, each of whom is an officer and director of Global Industrial) and certain Leeds family trusts and other entities controlled by them (collectively, the “Leeds Group”). The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain shares they each own. For more information, see Related Party Transactions on page 63 of this Proxy Statement.

18 | Global Industrial Company 2026 Proxy Statement

Risk Oversight
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and Artificial Intelligence
Risk management is a recurring quarterly Board agenda item and is considered part of business and operations planning.
Our Audit Committee has primary responsibility for cybersecurity oversight. Cybersecurity risk is assessed and tracked as a significant risk faced by the Company and is closely managed along key risk indicators covering security maturity, risk exposure and security operations. Performance against these indicators is regularly measured and discussed, among other things, in our Board reporting.
In February 2023, oversight of cybersecurity initiatives was formalized as a recurring agenda item for the Audit Committee, and beginning in August 2024, oversight of AI was formalized as a recurring agenda item for the Audit Committee.
Delegation to Board Committees
The Board has delegated to each of its principal committees oversight of certain aspects of our risk management process.
Among its duties, the Audit Committee reviews with management (a) processes with respect to risk assessment and management of risks that may be material to Global Industrial, (b) our system of disclosure controls and system of internal controls over financial reporting and (c) our compliance with legal and regulatory requirements.
The Compensation Committee is responsible for considering and working together with the Audit Committee regarding the compensation policies for all our employees in the context of how such policies affect and promote our risk management goals and objectives.
The Nominating/Corporate Governance Committee is responsible for overseeing any transactions between the Company and any related party and any other potential conflicts of interest situations on an ongoing basis in accordance with Company's policies and procedures.
All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
Day-to-Day Risk Management
Our senior management is responsible for day-to-day risk management.
Our Internal Audit Department serves as the primary monitoring and testing function for Company-wide policies and procedures and manages the day-to-day oversight of the risk management strategy for the ongoing business of Global Industrial. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. From time to time, the Internal Audit Department uses third-party professionals, to contribute specialized expertise as needed to perform assessments and fashion recommendations. The Vice President, Internal Audit reports directly to our Audit Committee quarterly and works closely with our CFO on matters that may impact our exposure to risk.
We believe the division of risk management responsibilities described above is an effective strategy for addressing the risks facing Global Industrial and that our Board leadership structure supports this approach.
No Director Overboarding
In order to stay aligned with best practices and to ensure the appropriate level of commitment, we endeavor to ensure that our Board members are not overboarded. None of our directors serve on more than one other public company board in addition to ours, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

Global Industrial Company 2026 Proxy Statement | 19

New Director Orientation
Orientation and onboarding of new directors is overseen by the Nominating/Corporate Governance Committee. New directors are required to complete a series of annual compliance questionnaires and financial disclosures, as well as familiarize themselves with the Company’s governance practices and procedures. As opportunities allow, directors are encouraged to participate in on-site facilities tours to gain a heightened understanding of the Company’s operations.
Board Meetings
Our Board held eight meetings in fiscal year 2025. All of the directors attended at least 75% of the meetings of the Board and the respective committees of the Board on which they were members.

A majority of the directors attended the 2025 annual meeting of stockholders held on June 2, 2025. We do not have a policy with regards to directors’ attendance at the Company's annual meeting of stockholders.
Meetings of Non-Management Directors
The NYSE requires the "non-management directors," or independent directors, of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements:
➢ the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the Board of Directors; and
➢ a method for all interested parties to communicate directly with the presiding director or with the non-management directors as a group (this method is described below under “Communicating with the Board”).
The Board’s non-management, or independent, directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Mr. Rosenthal), at least quarterly.
Lead Independent Director
Our bylaws require the Board’s independent directors to elect one independent director to serve as the Lead Independent Director. The independent directors have designated Mr. Rosenthal to serve as the Company’s Lead Independent Director.

In addition to presiding at executive sessions of non-management directors, the Lead Independent Director has the responsibility of coordinating the activities of the independent directors, and performing the following functions:
➢    advising the Executive Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the day-to-day management of Global Industrial’s operations;
➢ providing the Executive Chairman with input as to the preparation of agendas for the Board and committee meetings;
➢ advising the Executive Chairman as to the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties, and although our management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;
➢ recommending to the Executive Chairman the retention of consultants who report directly to the Board;
➢    assisting the Board and our officers in assuring compliance with and implementation of the Company’s various corporate governance policies, procedures and protocols; and taking principal responsibility for recommending revisions to the corporate governance policies;
➢    coordinating and developing the agenda for, and moderating executive sessions of, the independent directors of the Board, and acting as principal liaison between the independent directors and the Executive Chairman on select issues; and
➢ recommending to the Executive Chairman, on behalf of the Nominating/Corporate Governance Committee, the membership of the various Board committees.

20 | Global Industrial Company 2026 Proxy Statement

Committees of the Board
The Board has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. As a matter of good governance, we rotated leadership of two of our three principal committees among our independent directors to ensure enfranchisement of new perspectives.
In addition, the Board has an Executive Committee empowered to act for the Board in certain circumstances, but the Executive Committee did not exercise such power in 2025. For more information, see Executive Committee on page 23 of this Proxy Statement.
Committee Composition

	Independent	Audit Committee*	Compensation Committee	Nominating/Corporate Governance Committee	Executive Committee
Richard B. Leeds	No
Bruce Leeds	No
Robert Leeds	No
Chad M. Lindbloom	Yes
Gary S. Michel	Yes
Paul S. Pearlman	Yes
Robert D. Rosenthal	Yes
*     All members of the Audit Committee have been determined by our Board to be Audit Committee Financial Experts within the meaning of applicable SEC regulations and in compliance with NYSE requirements.
KEY: = Member = Chairman
Audit Committee
Number of Meetings Held in Fiscal Year 2025: Eight
The Audit Committee is appointed by the Board to assist the Board with oversight of:
➢ the integrity of our financial statements;
➢ our compliance with legal and regulatory requirements;
➢ the independence and qualifications of our external auditors; and
➢ the performance of our internal audit function and external auditors.
It is the Audit Committee’s responsibility to retain or terminate our independent registered public accountants, which audit our financial statements, and to prepare the Audit Committee report that the SEC requires to be included in our annual proxy statement. For more information, see Report of the Audit Committee on page 54 of this Proxy Statement.

Global Industrial Company 2026 Proxy Statement | 21

As part of its activities, the Audit Committee meets with our auditors at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.

In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and audit procedures.

In February 2023, oversight of cybersecurity was formalized as a recurring agenda item for the Audit Committee. Our Audit Committee is responsible for oversight of the activities of our IT department (which reports to our Senior Vice President and Chief Information Officer ("CIO")) and receives quarterly reports from our CIO that cover, among other things, cybersecurity threats, mitigation measures, and preventative procedures and software.
The Audit Committee is also responsible for establishing procedures for:
➢     the receipt, retention and treatment of complaints received by Global Industrial regarding accounting, internal accounting controls and audit matters; and
➢     the confidential, anonymous submission by employees of Global Industrial of concerns regarding questionable accounting or audit matters.
In addition, the Audit Committee is responsible for reviewing, and discussing with management and reporting to the Board regularly, our risk assessment and risk management processes, although it is senior management’s responsibility to assess and manage our exposure to risk under the oversight of the Board.
In addition, the Audit Committee works together with the Compensation Committee to ensure that our compensation policies address and promote our risk management goals and objectives. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Board has determined that Messrs. Lindbloom, Michel, Pearlman and Rosenthal are qualified as audit committee financial experts within the meaning of applicable SEC regulations and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE.
Global Industrial does not have a standing policy on the maximum number of audit committees of other publicly owned companies on which the members of the Audit Committee may serve. However, if a member of the Audit Committee simultaneously serves on the audit committee of more than two other publicly-owned companies, the Board must determine whether such simultaneous service would impair the ability of such member to effectively serve on the Company's Audit Committee. Any such determination will be disclosed in our annual Proxy Statement. Currently no member of the Company's Audit Committee serves on the audit committee of more than two other publicly-owned companies.
Compensation Committee
Number of Meetings Held in Fiscal Year 2025: Six
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the other executive officers of Global Industrial;
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
The Compensation Committee also prepares an annual report on executive compensation for inclusion in our annual proxy statement. For more information, see Compensation Committee Report on page 38 of this Proxy Statement.
In addition, it is the Compensation Committee’s responsibility to consider, and work together with the Audit Committee, to ensure our compensation policies address and promote our risk management goals and objectives.

22 | Global Industrial Company 2026 Proxy Statement

Nominating/Corporate Governance Committee
Number of Meetings Held in Fiscal Year 2025: Five
The Nominating/Corporate Governance Committee’s responsibilities include, among other things:
➢     identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders;
➢     identifying and recommending nominees to fill any vacancy, however created, on the Board; and
➢ developing and recommending to the Board a code of business conduct and ethics applicable to the Company and a set of corporate governance principles applicable to the Company and reviewing each of them at least once a year.
Executive Committee
Our Executive Committee convenes only on an as-needed basis if it is otherwise impracticable to convene our full Board in a timely manner. In 2025, the Company did not identify a need to convene the Executive Committee.
Number of Meetings Held in Fiscal Year 2025: None
Among other duties as may be assigned by the Board from time to time, the Executive Committee is authorized to:
➢     oversee our operations;
➢    supervise our executive officers;
➢ review and make recommendations to the Board regarding our strategic direction; and
➢ authorized to review and make recommendations to the Board regarding possible acquisitions or other significant business transactions.
The Executive Committee is also authorized to manage the affairs of Global Industrial between meetings of the Board. The Executive Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, our Certificate of Incorporation or bylaws or other resolutions adopted by the Board, but the Executive Committee did not exercise its power in 2025. The current members of the Executive Committee are Messrs. Richard B. Leeds, Bruce Leeds, Robert Leeds and Robert D. Rosenthal.

Global Industrial Company 2026 Proxy Statement | 23

Communicating with the Board
Stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director (including the Lead Independent Director) or the independent directors as a group, by directing communication to:

investinfo@globalindustrial.com

Office of the Corporate Secretary Global Industrial Company 11 Harbor Park Drive Port Washington, NY 11050
Communications from stockholders will be distributed to the entire Board unless addressed to a particular committee, director or group of directors. The Corporate Secretary will not distribute communications that are unrelated to the duties of the Board, such as spam, junk mail, mass mailings, business solicitations and advertisements.

24 | Global Industrial Company 2026 Proxy Statement

Director Compensation
General Policy
Our policy is not to pay compensation for service as a director to directors who are also employees of Global Industrial or any of our subsidiaries. Directors are reimbursed for reasonable travel and out-of-pocket expenses incurred for attending Board and Committee meetings and are covered by our travel accident insurance policy for such travel.
Effective October 1, 2025, the Board approved an increase to all annual cash retainer components of our non-management director compensation program. The following table sets forth these updated annual rates. Because these changes were implemented in the fourth quarter of the fiscal year, the Fees Earned or Paid in Cash reported in the Fiscal Year 2025 compensation table further below reflect pro-rated totals based on the rates in effect both before and after this adjustment.

Compensation Element	Amount ($)(1)
Retainers(2)	85,000
Restricted Stock Units(3)	50,000
Committee Chair Annual Retainers(2)
Audit Committee	25,000
Compensation Committee	15,000
Nominating/Corporate Governance Committee	15,000
Committee Member Annual Retainers(2)
Audit Committee	12,500
Compensation Committee	7,500
Nominating/Corporate Governance Committee	7,500
Lead Independent Director Retainer(2)	22,500
(1)Prior to the update effective on October 1, 2025, (i) annual non-management director retainers were $70,000, (ii) committee chair annual retainers were $20,000, $10,000 and $10,000 for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, respectively, (iii) committee member annual retainers were $10,000, $5,000 and $5,000 for the Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee, respectively and (iv) the annual Lead Independent Director retainer was $20,000.
(2)Retainer amounts are paid in quarterly installments.
(3)Each non-management director receives an annual grant of time-based restricted stock units each year immediately following the annual stockholders meeting in an amount equal to $50,000 divided by the average closing price per share during the 20 trading days preceding the date of the annual meeting (rounded up to the nearest whole number of shares). Such time-based restricted stock units are generally subject to forfeiture if the holder is not a director of Global Industrial on the date of the second annual meeting following such grant, and cannot be sold while so restricted; such restrictions lapse if the holder dies or becomes disabled or there is a change of control, as defined in the grant agreement. Cash dividend equivalents are paid on the unvested time-based restricted stock units.

Non-Management Director Compensation in Fiscal Year 2025
The following table discusses the compensation earned by each of our non-management directors in fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Chad M. Lindbloom	116,875	50,000	-	3,538	170,413
Gary S. Michel	100,625	50,000	-	2,477	153,102
Paul S. Pearlman	103,125	50,000	-	3,538	156,663
Robert D. Rosenthal	126,875	50,000	-	3,538	180,413
(1)     Fees for Messrs. Michel and Pearlman reflect pro-rated amounts for their service as Chairs of the Compensation Committee and Nominating/Corporate Governance Committee, respectively, beginning October 1, 2025. Fees for Messrs. Lindbloom and Rosenthal reflect pro-rated amounts for their service as Chairs of those respective committees through September 30, 2025.
(2)    At December 31, 2025, 3,330 unvested time-based restricted stock units remained outstanding for each of Messrs. Lindbloom, Michel, Pearlman and Rosenthal. This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2025.
(3)    Dividend equivalent payments on unvested time-based restricted stock units.

Global Industrial Company 2026 Proxy Statement | 25

Executive Officers
There are no arrangements or understandings between any officer and any other person pursuant to which such person was selected as an officer. Biographical information for Messrs. Richard B. Leeds, Bruce Leeds, and Robert Leeds and Ms. Chaibi is on pages 10-11 of this Proxy Statement.

Senior Vice President and Chief Marketing Officer

Biographical Information

Lisa Armstrong was appointed Senior Vice President and Chief Marketing Officer of Global Industrial in August 2024. She recently served as Chief Marketing Officer and Vice President, Global Marketing at Resideo Technologies. Prior to Resideo, Ms. Armstrong held senior leadership positions at Filtration Group Madison Industries, Pentair, and Honeywell and has also served on the Board of Directors at Salo LLC, and several non-profit organizations. Ms. Armstrong holds an M.B.A. from Cornell University, and an H.B.A. from University of Western Ontario.

Lisa Armstrong Age 56 Executive Officer of the Company Since 2024
Senior Vice President and Chief Financial Officer

Biographical Information

Thomas Clark was appointed Senior Vice President of Global Industrial in January 2020 and has served as Chief Financial Officer since October 2016. Mr. Clark originally joined Global Industrial in 2007. Prior to being appointed Senior Vice President and Chief Financial Officer, Mr. Clark served in a number of senior financial positions at Global Industrial, including Director of Finance and Manager of Financial Planning & Analysis. Mr. Clark holds a B.A. and an M.B.A. from the University of Miami.

Thomas Clark Age 44 Executive Officer of the Company Since 2016
Senior Vice President and Chief Sales Officer

Biographical Information

Claudia Hughes joined Global Industrial in 2021 as Senior Vice President and Chief Sales Officer. She was previously Senior Vice President, US Field Sales for Office Depot, where she held positions of increasing responsibility during her 27-year tenure. Ms. Hughes possesses exceptional business skills across B2B Sales, Sales Leadership and Sales Operations, with data driven results. Ms. Hughes holds a B.S. from the University of Maryland, College Park.

Claudia Hughes Age 58 Executive Officer of the Company Since 2021

26 | Global Industrial Company 2026 Proxy Statement

Senior Vice President and Chief Human Resources Officer

Biographical Information

Ann Miller has served as Senior Vice President and Chief Human Resources Officer of Global Industrial since October 2025. Before joining the Company, she most recently served as Chief Human Resources Officer of Westinghouse Electric Company LLC. She previously held Chief Human Resources Officer roles at CoolSys, Inc., Voyant Beauty, Inc., Optimas OE Solutions, LLC, and Dover Corporation. Earlier in her career, she served as Senior Director of Human Resources at General Electric Company. Ms. Miller brings extensive experience driving measurable results, implementing enterprise HR systems and building high-performance cultures. She holds a B.S. from Myers University and an M.B.A. from Tiffin University.

Ann Miller Age 55 Executive Officer of the Company Since 2025
Senior Vice President and Chief Information Officer

Biographical Information

Manoj Shetty was appointed Senior Vice President and Chief Information Officer of Global Industrial in August 2014. Mr. Shetty originally joined Global Industrial in 2000 and has served in several Information Technology roles since that time. Prior to joining Global Industrial, Mr. Shetty was employed at Mercator (ultimately acquired by IBM) and in the manufacturing sector. Mr. Shetty holds a B.E. (Bachelors in Engineering) from S.J.C.E. Mysore (Sri Jayachamarajendra College of Engineering).

Manoj Shetty Age 65 Executive Officer of the Company Since 2014

Senior Vice President, General Counsel and Corporate Secretary

Biographical Information

Adina Storch joined Global Industrial in 2021 as Senior Vice President, General Counsel and Corporate Secretary. She also serves as Chair of the Board and a member of the Audit Committee and the Corporate Governance, Nominating and Compensation Committee of Medical Facilities Corporation (TSX: DR). She recently served as the General Counsel, Chief Compliance Officer and Corporate Secretary of Cedar Realty Trust and prior to that was a partner at Kasowitz, Benson, Torres & Friedman LLP and an associate with the Paris office of Shearman & Sterling LLP. During her career, Ms. Storch has advised domestic and international companies across a range of topics, including capital markets transactions and regulatory compliance matters. Ms. Storch holds a J.D. from the Yale Law School, where she was a Senior Editor of the Yale Law Journal, and a B.A. summa cum laude with distinction in the major from Yale College.

Adina Storch Age 54 Executive Officer of the Company Since 2021

Senior Vice President and Chief Merchandising Officer

Biographical Information

Alex Tomey joined Global Industrial in 2021 as Senior Vice President and Chief Merchandising Officer. He recently served as Co-Chief Merchandising Officer at Petco and prior to that as Senior Vice President, Product Development and Global Sourcing at DICK'S Sporting Goods. During his career, Mr. Tomey has held various merchandising leadership positions at leading retailers including Kohl's and Walmart. Mr. Tomey has previously held board positions at Petco Mexico and DICK’s Sporting Goods Foundation. Mr. Tomey holds a B.S. from the University of Missouri-Columbia.

Alex Tomey Age 56 Executive Officer of the Company Since 2021

Global Industrial Company 2026 Proxy Statement | 27

Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis describes the Company's pay for performance compensation philosophy and programs, and explains the compensation earned by Global Industrial's Named Executive Officers (“NEOs”) in 2025, who are listed in the following table.

Name	Title
Richard B. Leeds*	Executive Chairman and Former Interim Chief Executive Officer
Anesa T. Chaibi	Chief Executive Officer
Thomas Clark	Senior Vice President and Chief Financial Officer
Claudia Hughes	Senior Vice President and Chief Sales Officer
Manoj Shetty	Senior Vice President and Chief Information Officer
Adina Storch	Senior Vice President, General Counsel and Corporate Secretary
•Mr. Richard B. Leeds served as Interim Chief Executive Officer from August 21, 2024 until February 17, 2025, at which time Ms. Chaibi became Chief Executive Officer.

Central Objectives and Philosophy of Our Executive Compensation Program
The Compensation Committee designs competitive compensation packages aimed at achieving the proper amount and mix of short-term, annual and long-term incentive programs to serve several important objectives:

•attracting and retaining individuals of superior ability and managerial talent;
•rewarding outstanding individual and team contributions to the achievement of our short- and long-term financial and business objectives, including our evolving go-to-market strategy that is focused on customer centricity and ensuring alignment of our actions with the specific needs of our customer base;
•promoting integrity and good corporate governance;
•motivating our NEOs to manage for sustained growth and financial performance, and enhanced stockholder value, for the long-term benefit of our stockholders, customers and employees; and
•mitigating risk and reducing risk taking behavior that might negatively affect financial results, without diminishing the incentive nature of the compensation (as described below).

28 | Global Industrial Company 2026 Proxy Statement

Pay and Governance Practices
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests, including:

WHAT WE DO:	WHAT WE DON'T DO:
✓
Pay for Performance Alignment: We align our senior executives' compensation with stockholder returns by providing a significant portion of our senior executives’ compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our senior executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.
X
No Dividends on Unearned Performance-Based Equity Awards: Dividend equivalent rights issued in connection with performance-based restricted stock units are not earned or paid unless and until the performance-based restricted stock units vest.

✓
Caps on Payouts of Annual Non-Equity Incentive Compensation: Our annual non-equity incentive compensation for the Company's senior leadership team is capped at a maximum award payable to any individual.
X
No Stock Trading Plans Without Committee Approval and Oversight: Our directors and executive officers are prohibited from entering securities trading plans pursuant to SEC Rule 10b5-1 without the pre-approval of our Nominating/Corporate Governance Committee.

✓
Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders: We require meaningful stock ownership for certain officers and non-management directors to reinforce alignment with our stockholders.
X
No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking: While our compensation program rewards the Company's senior leadership team for achievement of short- and long-term strategic and operational goals as measured through achievement of multiple operational metrics, our Compensation Committee reviews market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓
Independent Compensation Committee Advised by Independent Compensation Consultant: The Compensation Committee, like all of our principal Board committees, is comprised solely of independent directors, and retains an independent compensation consultant to advise it, as needed, on market compensation trends, and best pay practices.
	X	No Supplemental Retirement Benefits for Executives: We do not have any supplemental executive retirement or other non-qualified deferred compensation plans.
✓
Maintain Stockholder Engagement Program. Our investor relations engagement program facilitates proactive outreach with stockholders to gather their perspectives on a variety of topics. By maintaining transparent communication and aligning executive pay with company performance and shareholder expectations, we reinforce accountability and drive long-term value creation.
X
No Liberal Share Recycling under Equity Compensation Plans: Shares tendered or held back for taxes or to cover the exercise price of a stock option will not be added back to the reserve pool under our equity plans. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

Global Industrial Company 2026 Proxy Statement | 29

Risk Management and Pay Alignment
We believe our compensation program for NEOs encourages and rewards prudent business judgment and appropriate risk-taking over the long-term. We believe the following factors are effective in mitigating risk relating to our executive compensation program including the risk that an executive will take action that is detrimental to our long-term interests in order to increase the executive’s short-term performance-based compensation:

•Governance and Management Processes. Together with the Audit Committee, our Board is responsible for overseeing the risk management processes associated with our operations, and seeking to ensure that appropriate general and specific risk mitigation considerations are implemented by management for the most significant risks facing our Company and giving due consideration to these risks in our business and operations planning. Our Compensation Committee is responsible for considering risk mitigation issues and for including strategies to mitigate risk in our executive compensation program.
•Regular Oversight. Risk management is overseen by the Board and Audit Committee on a quarterly basis, covering particular risk management matters in connection with general oversight and approval of corporate matters, and through discussions relating to material risks affecting the Company presented by management and by our Finance, Legal, Risk Management/Insurance and Internal Audit departments. The Compensation Committee members also receive these presentations and take risk mitigation into account in designing our executive compensation program.
•Multiple Performance Factors. We use multiple performance factors that encourage NEOs to focus on the overall health of the business rather than on a single financial measure.
•Award Cap. Our annual non-equity incentive compensation program for NEOs caps the maximum award payable to any individual.
•Long-Term Equity Incentive Compensation. Our NEOs receive restricted stock units (a portion of which are subject to time-based vesting and a portion of which vest based on satisfaction of performance metrics) and Ms. Chaibi receives stock options in addition to restricted stock units. Except as otherwise provided in an NEO’s employment agreement, if applicable, performance-based equity awards are based on level of seniority and function within our organization, and the vesting of such awards is determined by reference to pre-determined financial metrics over a defined measurement period, as set by our Compensation Committee each year. We believe the current equity compensation structure appropriately incentivizes our executives to focus on long-term achievements and align with creation of stockholder value.

Role of the Compensation Committee in Compensation Decisions
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the senior executive officers of Global Industrial (excluding the CEO);
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
In addition, the Compensation Committee approves equity incentive compensation awards and the Compensation Committee works with the Audit Committee to ensure our compensation policies address and promote our risk management goals and objectives.
Independent Compensation Consultant
The Compensation Committee is empowered to retain third-party compensation consultants to provide assistance with respect to compensation strategies, market practices, market research data and our compensation goals. Korn Ferry, US serves as the Compensation Committee’s independent compensation consultant, and has conducted a benchmarking assessment of compensation levels and perquisites for the executive team. The compensation consultant through a separate engagement with the Company has also advised on employee compensation benchmarking for certain management roles and provided a comprehensive overview of the compensation strategy and long-term incentive plan design at Global Industrial.

30 | Global Industrial Company 2026 Proxy Statement

Taking into consideration the independence factors set forth in applicable SEC and NYSE rules, the Compensation Committee determined that Korn Ferry was independent and that its work did not raise any conflicts of interest.

Market Comparison
In 2022, our Compensation Committee retained a compensation consultant to conduct a review of current market information relating to compensation practices. In February 2023, the Compensation Committee and Board, taking into consideration the recommendations of the compensation consultant, revised the Company's peer set. In performing its review of market compensation practice and determining the peer set, the compensation consultant used a comparator group screening methodology that considered several financial and non-financial considerations, including but not limited to company size, complexity, similarity, revenue and pay quantum. All of the peer set companies had revenues between $575M and $3B (approximately 0.5x to 3x the Company’s revenue). Below are the companies included in the Company's peer set:

Peer Set Companies
Alta Equipment Group Inc.	Kimball International, Inc.
Circor International, Inc.	Lifetime Brands, Inc.
Distribution Solutions Group, Inc.	MRC Global Inc.
DXP Enterprises, Inc.	MSC Industrial Direct Co., Inc.
H&E Equipment Services, Inc.	NN, Inc.
Hillman Solutions Corp.	Now Inc.
Titan Machinery Inc.

Say-On-Pay Responsiveness
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2025 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.9% voting in favor of our executive compensation.

NEO Compensation Program
To promote the objectives described above, our compensation plan for NEOs (the "NEO Compensation Program") consists of the following principal elements:

•    Base salary;
•    Annual Non-Equity Incentive Compensation; and
•    Annual Long-Term Equity Awards.

Base Salary
The Compensation Committee, assisted by its compensation consultant, has since 2020, adopted a salary determination process primarily based on benchmarking our executive officer’s salaries against the salary levels of similar executives via an extensive library of compensation surveys as well as against comparable companies, principally based on industry, revenues and number of employees. This peer set is further supplemented by companies in our geographic regions as well as other public company competitors that may not have otherwise been included. As noted above, in February 2023, the Compensation Committee and Board, taking into consideration the recommendations of the compensation consultant, revised the Company's peer set used for this purpose.

Global Industrial Company 2026 Proxy Statement | 31

Non-Equity Incentive Compensation
Eligibility for any non-equity incentive compensation for our NEOs in 2025 was set at a minimum attainment goal of 80% of yearly adjusted operating income as compared to budget. Annual non-equity incentive compensation of our NEOs, other than as provided in relevant employment agreements and with respect to Mr. Richard B. Leeds, is determined by achievement of financial or operating metrics of adjusted operating income and net sales ("GAAP-Based Financial Metrics") and 30% by reference to achievement of individual-based performance goals ("Individual Strategic Objectives").

The Company makes annual awards of non-equity incentive compensation within ranges tiered by position. For NEOs, other than as provided in relevant employment agreements and with respect to Mr. Richard B. Leeds, the non-equity incentive compensation target was 50% of annual base salary. The actual amount of a NEO’s non-equity incentive compensation is based upon the attainment of (i) the GAAP-Based Financial Metrics and (ii) the Individual Strategic Objectives.

The non-equity incentive compensation determinants for NEOs, other than as provided in relevant employment agreements and with respect to Mr. Richard B. Leeds, can be summarized as follows:

Individual
performance-based
incentive
30.0%
Company
performance-based
incentive
70.0%

Individual Strategic Objectives
GAAP-Based Financial Metrics (Adjusted Operating Income and Net Sales Performance)

Computation of Non-Equity Incentive Compensation for NEOs
The annual non-equity incentive opportunity for 2025 for our NEOs, other than as provided in relevant employment agreements and with respect to Mr. Richard B. Leeds, was as represented below:

		Percent Payout
	Non-Equity Incentive Compensation Determinants (%)	Threshold (%)	Target (%)	Maximum (%)
Adjusted Operating Income	45	50	100	175
Net Sales Performance	25	50	100	175
Individual Strategic Objectives	30	40	100	110
Total	100	48.5	100	154

32 | Global Industrial Company 2026 Proxy Statement

Discretionary Adjustments Due to Exceptional Circumstances
The Compensation Committee has the discretion to recommend to the Board adjustments of the performance-based targets based on exceptional events such as acquisitions, other one-time charges or gains, or unforeseen circumstances that can skew normal operating results. Targets and non-equity incentive compensation are also subject to adjustment to prevent unreasonable results in the strict application of these formulas.

Company-Based Performance – GAAP-Based Financial Metrics
In determining non-equity incentive compensation the Compensation Committee places significant weight on GAAP-Based Financial Metrics, reflecting its belief that the financial performance is critical to enhancing stockholder value, maintaining long-term growth and remaining competitive, and provides the funding for strategic initiatives and corporate governance goals. Achievement and over-achievement of the financial goals results in incremental increases to the available incentive compensation pool shared by participating senior executives.

•Adjusted Operating Income. The Compensation Committee believes this is the most important individual component and aligns the interests of NEOs with those of our stockholders, in addition to building long-term value. Adjusted operating income is defined as operating income adjusted for unusual or nonrecurring items as determined by our Compensation Committee.
•Net Sales Performance. The Compensation Committee believes sales performance is key to the Company achieving the scale necessary to remain competitive with larger companies. Sales are defined as sales revenue net of returns on a constant currency basis. Sales are further adjusted for the impact of any acquisition or disposition which is completed during the plan year.
Financial targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in diminished or no incentive payment. The financial target performance objectives are set at a level for which there is a reasonably challenged chance of achievement based upon the range of assumptions used to build our annual budget and forecasted performance. The Company did not perform specific analysis on the probability of the achievement of the financial target performance objectives, given that the market is difficult to predict. Rather, we relied upon our experience in setting the goals guided by our objective of setting a reasonably attainable and motivationally meaningful goal.
Individual Strategic Objectives
Individual strategic objectives for each NEO are tailored to goals identified for the business units each NEO oversees. These strategic objectives are composed of a variety of measurable strategic, financial and operational targets and initiatives including sales growth and margin improvement, cost management, process improvement, corporate development and others, as deemed appropriate by the CEO in consultation with the Compensation Committee and Board. In each case, the selected objectives are considered relevant to the scope of the senior executive’s functional areas of operation and are designed to support the accomplishment of the Company-based performance metrics and to incentivize management to accomplish the business’s strategic plan.
In most cases, achievement is measured objectively, and in some cases, is assessed subjectively by the Compensation Committee and Board if a specific quantitative measurement is not available. The individual strategic objectives have a maximum payment of 110% for overachievement.

CEO Annual Non-Equity and Bonus Incentive Compensation
Pursuant to Ms. Chaibi’s employment agreement, her annual non-equity incentive compensation is based on Company performance objectives, with the applicable performance metrics and weightings determined by the Compensation Committee. Although the employment agreement provides that, for the initial year of employment, the annual incentive opportunity would include a combination of financial and other performance metrics, for 2025 the Compensation Committee determined that her target non-equity incentive compensation would be based entirely on the GAAP-Based Financial Metrics described above, with 70% based on Adjusted Operating Income and 30% based on Net Sales. This approach aligns her incentive compensation directly with Company financial performance and stockholder value.
Mr. Richard B. Leeds does not participate in any non-equity incentive compensation. However, on August 7, 2025, the Board, upon the recommendation of the Compensation Committee, awarded a one-time special cash bonus of $1,000,000 (the “Bonus”) to Mr. Richard B. Leeds, the Company's former Interim Chief Executive Officer, which was paid on or about August 15, 2025. The Bonus was awarded in recognition of Mr. Leeds’ leadership and service as the

Global Industrial Company 2026 Proxy Statement | 33

Company’s Interim Chief Executive Officer from August 9, 2024 until February 17, 2025. Mr. Leeds did not previously receive any supplemental compensation in respect of his service as Interim Chief Executive Officer.
2025 Scorecard

For 2025, the Board set the following non-equity incentive compensation target amounts, non-equity incentive compensation maximum payout percentages and relative percentage weights for each component of the non-equity incentive compensation for each of our NEOs (excluding Mr. Richard B. Leeds, who does not participate in any non-equity incentive compensation or equity awards).

Name	Target ($)	Cap (%)	Adjusted Operating Income (%)	Net Sales Performance (%)	Individual Objectives (%)
Anesa T. Chaibi	1,000,000	160	70	30	0
Thomas Clark	277,562	154	45	25	30
Manoj Shetty	274,601	154	45	25	30
Claudia Hughes	233,928	154	45	25	30
Adina Storch	255,904	154	45	25	30

2025 Individual Performance Against Objectives

The following table sets forth the achievement level (presented as a percentage of target) for each component of the 2025 non-equity incentive compensation as well as the relative payout ratio earned based on the mechanics of each component for each of our NEOs (excluding Mr. Richard B. Leeds, who does not participate in any non-equity incentive compensation or equity awards). The aggregate payouts, expressed in dollars, appear in the Summary Compensation Table on page 39 of this Proxy Statement.

Name	Adjusted Operating Income (%)		Net Sales Performance (%)		Individual Objectives (%)	Weighted Average Eligible Non-Equity Incentive Compensation (%)
	Actual	Payout Ratio	Actual	Payout Ratio	Actual
Anesa T. Chaibi	116	137.5	99	97.5	N/A	126
Thomas Clark	116	137.5	99	97.5	100	116
Claudia Hughes	116	137.5	99	97.5	100	116
Manoj Shetty	116	137.5	99	97.5	100	116
Adina Storch	116	137.5	99	97.5	100	116

34 | Global Industrial Company 2026 Proxy Statement

Long-Term Equity Awards
Equity-based compensation provides an incentive for NEOs to manage the Company with a view to achieve results, which would increase our stock price over the long-term and, therefore, the return to our stockholders.

Basic Features and Types of Awards. In March 2020, our Board adopted the Global Industrial Company 2020 Omnibus Long-Term Incentive Plan (the “Equity Plan”), which was approved by our stockholders in June 2020. The equity grants made in 2025 were made under the Equity Plan.

The Equity Plan is intended to help us (i) attract and retain exceptional directors, including independent directors, executive personnel and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivate such award recipients by means of performance-related incentives to achieve long-range performance goals; iii) enable such recipients to participate in the long-term growth and financial success of the Company; and (iv) help encourage retention.

The Equity Plan provides for the granting of various equity- or cash-based awards, subject to certain limits including a maximum of 1,500,000 shares (or $10,000,000 in the case of cash performance awards) per individual per year. Under the Equity Plan, an aggregate of 7,500,000 shares of common stock were authorized for stock-based awards, of which 6,412,988 shares remained available for future issuance as of the April 9, 2026 record date.

Administration of the Equity Plan. The Compensation Committee has the authority to administer, interpret and construe any provision of the Equity Plan and to adopt such rules and regulations for administering the Equity Plan as it deems necessary or appropriate.
Further, the Compensation Committee has sole discretion over the terms and conditions of any award, including:

•the persons who will receive awards;
•the type of awards granted;
•the number of shares subject to each award;
•exercise price of an award;
•expiration dates;
•vesting schedules;
•distribution and delivery schedules;
•forfeiture provisions;
•conditions on the achievement of specified performance goals for the granting or vesting of options, restricted stock, restricted stock units or cash awards; and
•other material features of awards.

Key Features of Annual Long-Term Equity Awards. In 2023, in consultation with our compensation consultant, we adopted several changes to the structure of our annual long-term equity awards. These changes included, among others, changes to the mix of possible equity awards to include time-based restricted stock unit awards, in addition to performance-based restricted stock unit awards and options. Other changes included changing the performance measurement period, elimination of deferred distribution after vesting for our restricted stock unit awards, and imposition of minimum equity holding requirements for certain directors and officers. Mr. Richard B. Leeds does not participate in any equity awards. For more information, see Employment Arrangements with Named Executive Officers on page 43 of this Proxy Statement. Some of the key features adopted by the Compensation Committee in 2023 for the Company's long-term equity awards are as follows:

•Target equity incentive compensation. We make annual awards of equity incentive compensation within ranges tiered by position. For 2025, other than as provided in relevant employment agreements and with respect to Mr. Richard B. Leeds, target equity incentive awards were awarded in the form of 50% performance-based restricted stock units, and 50% time-based restricted stock units (number of shares based on relative fair market value as of the grant date).
•Vesting of performance-based restricted stock units. Starting in 2023, we have provided that performance-based restricted stock unit awards will cliff-vest at the conclusion of a three-year performance period based upon three-year achievement of cumulative adjusted operating income results (e.g., performance-based

Global Industrial Company 2026 Proxy Statement | 35

restricted stock units granted in 2023 will cliff vest at the conclusion of December 31, 2025), subject to continuous service with Global Industrial.

•Vesting of time-based restricted stock units and stock options. Generally the time-based restricted stock units and stock options vest ratably over four years with 25% vesting on each anniversary of the grant date, subject to continuous service with Global Industrial.

Components of Current Equity Awards. Outstanding equity-based awards consist of two distinct types of equity compensation:

•either time- or performance-based restricted stock units granted subject to specified vesting conditions (and, additionally, for performance awards granted in 2020 through 2022, subject to deferred delivery of shares post-vesting); and
•non-qualified stock options granted with an exercise price equal to 100% of the stock’s fair market value on the grant date (based on the NYSE closing price of our common stock on that date).

Future Equity Awards. Future equity awards under the Equity Plan may be in the form of:

•incentive stock options;
•non-qualified stock options;
•stock appreciation rights;
•restricted stock;
•restricted stock units;
•cash performance awards; or
•other stock-based awards.

CEO Annual Equity Awards. Ms. Chaibi's annual equity award was determined in accordance with her employment agreement. See Employment Arrangements with Named Executive Officers on page 43 of this Proxy Statement.

Mr. Richard B. Leeds does not participate in equity awards.

Anti-Hedging and Anti-Pledging Policy
The Company does not have a policy regarding the ability of its employees to hedge or pledge Company securities, including with respect to the types of transactions identified in Item 407(i)(1) of Regulation S-K.
Clawback Policy
The Company's clawback policy adopted in compliance with NYSE listing rules and Section 10D of the Exchange Act provides for recovery of incentive compensation, if any, in excess of what would have been paid to our executive officers in the event the Company is required to prepare an accounting restatement.
Stock Ownership Guidelines
The Compensation Committee believes that directors and officers should have a clear financial alignment with our stockholders, and for this reason, implemented stock ownership guidelines for certain officers and non-management directors. Unearned performance-based restricted stock units, unvested time-based restricted stock units and unvested restricted stock do not count towards ownership of our common stock under the guidelines. For the CEO, the multiple is three times base salary, while for the other executive officers, the multiple is one times base salary, and for the non-management directors, the multiple is one times the base cash retainer, in each case with a five-year phase-in period.

36 | Global Industrial Company 2026 Proxy Statement

Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) limits to $1,000,000 the U.S. federal income tax deductibility of compensation paid in one year to certain of a company's executive officers. Our Compensation Committee will – consistent with its past practice – continue to retain flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Benefits, Perquisites and Other Compensation
The Company provides various employee benefit programs to our associates, including executive officers such as:

•medical, dental, life and disability insurance benefits;
•our 401(k) plan, which includes a company matching contribution;
•our Employee Stock Purchase Program which offers employees the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule;
•automobile allowances and related reimbursements to all executive officers and certain other members of Global Industrial's management team which are not provided to all employees;
•severance payments and/or change of control payments pursuant to negotiated employment agreements with the Company (described below); and
•paid parental leave for all associates who have worked for the Company for at least twelve months.

The Company does not provide any pension benefits or deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Other than the Company's 401(k) plan, the Company does not provide retirement benefits.

Global Industrial Company 2026 Proxy Statement | 37

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Compensation Committee of the Board,
Gary S. Michel (Chairman)
Chad M. Lindbloom
Paul S. Pearlman
Robert D. Rosenthal

Compensation Committee Interlocks and Insider Participation
At the end of fiscal year 2025, the members of Global Industrial’s Compensation Committee were Messrs. Lindbloom, Michel, Pearlman and Rosenthal.

None of the members of the Compensation Committee has served as an officer or employee of Global Industrial or had any relationship requiring disclosure by Global Industrial under Item 404 of the SEC’s Regulation S-K, which addresses related person transactions.

38 | Global Industrial Company 2026 Proxy Statement

Executive Compensation
Summary Compensation Table
The following table sets forth the compensation earned by the NEOs for fiscal years 2025, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)	Total ($)
Anesa T. Chaibi(4) Chief Executive Officer	2025	826,923	500,000(5)	1,500,023	254,311	1,255,000	77,384(6)	4,413,641
	2024	–	–	–	–	–	–	–
	2023	–	–	–	–	–	–	–
Richard B. Leeds Executive Chairman and Former Interim Chief Executive Officer	2025	950,000	1,000,000	–	–	–	30,000(7)	1,980,000
	2024	950,000	–	–	–	–	30,000	980,000
	2023	950,000	–	–	–	–	30,000	980,000
Thomas Clark Senior Vice President and Chief Financial Officer	2025	555,124	–	555,125	—	322,665	61,220(8)	1,494,134
	2024	555,124	–	983,006	138,786	175,211	43,556	1,895,683
	2023	536,400	–	481,118	67,036	166,457	38,557	1,289,568
Claudia Hughes Senior Vice President and Chief Sales Officer	2025	467,857	–	280,724	—	271,942	62,050(9)	1,082,573
	2024	467,857	–	688,085	70,186	147,667	54,795	1,428,590
	2023	454,200	–	385,329	56,765	140,970	40,821	1,078,085
Manoj Shetty Senior Vice President and Chief Information Officer	2025	549,202	–	329,500	—	319,224	53,740(10)	1,251,666
	2024	549,202	–	807,775	82,386	173,342	38,650	1,651,235
	2023	535,800	–	200,900	66,968	166,288	34,486	1,004,442
Adina Storch(11) Senior Vice President, General Counsel and Corporate Secretary	2025	511,808	–	482,293	—	297,488	55,142(12)	1,346,731
	2024	511,808	–	884,173	120,570	165,378	36,123	1,718,052
	2023	–	–	–	–	–	–	–
(1)This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2025.
(2)This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 13 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2025.
(3)The 2023 figures in this column represent the amount earned in fiscal year 2023 (although paid in fiscal year 2024); the 2024 figures in this column represent the amount earned in fiscal year 2024 (although paid in fiscal year 2025); and the 2025 figures in this column represent the amount earned in fiscal year 2025 (although paid in fiscal year 2026). For more information, see Grants of Plan-Based Awards in 2025 on page 40 of this Proxy Statement. Because these payments were based on predetermined performance metrics, these amounts are reported in the Non-Equity Incentive Compensation column.
(4)Ms. Chaibi joined the Company in fiscal year 2025, and therefore no amounts are reported for fiscal years 2024 and 2023 in the Summary Compensation Table.
(5)Relocation bonus provided for under Ms. Chaibi's employment agreement.
(6)Includes auto-allowance ($26,250), Global Industrial 401(k) contributions ($7,875) and dividend equivalent payments on unvested time-based restricted stock units ($43,259).
(7)Auto-allowance.
(8)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,875) and dividend equivalent payments on unvested time-based restricted stock units ($38,945).
(9)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,875) dividend equivalent payments on unvested time-based restricted stock units ($35,450) and prize related expenses ($4,325).
(10)Includes auto-allowance ($18,000), Global Industrial 401(k) contributions ($7,875) and dividend equivalent payments on unvested time-based restricted stock units ($27,865).
(11)Ms. Storch was not a NEO prior to fiscal year 2024, and therefore no amounts are reported for fiscal year 2023 in the Summary Compensation Table.
(12)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,875) and dividend equivalent payments on unvested time-based restricted stock units ($32,867).

Global Industrial Company 2026 Proxy Statement | 39

Grants of Plan-Based Awards in 2025
The following table sets forth the estimated possible payouts of equity and non-equity incentive awards granted to our NEOs in respect of 2025 performance under the NEO Compensation Program.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Compensation Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
Anesa T. Chaibi	-	500,000	1,000,000	1,600,000	62,630	36,205	23.77	1,754,334
Thomas Clark	-	64,880	277,562	427,445	23,354	—	—	555,125
Claudia Hughes	-	54,681	233,928	360,249	11,810	—	—	280,724
Manoj Shetty	-	64,188	274,601	422,886	13,862	—	—	329,500
Adina Storch	-	59,818	255,904	394,092	20,290	—	—	482,293
(1)    Amounts presented assume payment of threshold, target and maximum awards at the applicable level based on their employment terms.

Equity Grant Practices
While the Company does not have a formal policy related to timing of equity-based awards, consistent with past practice, the Company grants most equity-based awards on a predetermined schedule aligned with the annual executive compensation review cycle, with the Compensation Committee approving grants to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards. From time to time, the Company may grant additional one-time, equity-based awards in connection with an employee's initial hire, promotion or for other reasons. The Compensation Committee does not take into account material, non-public information when determining the timing and terms of awards, nor do they time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such awards.

As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information about the stock options granted to Ms. Chaibi on February 25, 2025, which was the same date the Company filed a Form 8-K disclosing its financial results for the fourth quarter ended December 31, 2024.

Name	Grant Date	Number of securities underlying the award (#)	Exercise price of the award ($/Sh)	Grant date fair value of the award ($)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
(%)

Anesa T. Chaibi	2/25/2025	36,205	23.77	254,311	1.80

40 | Global Industrial Company 2026 Proxy Statement

Outstanding Equity Awards at Year-End for Fiscal Year 2025
The following table sets forth information regarding stock option and restricted stock unit awards previously granted to our NEOs which were outstanding at the end of fiscal year 2025.
The market value of the unvested stock award is based on the closing price of one share of our common stock as of December 31, 2025, which was $29.22.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Anesa T. Chaibi	2/24/2025	0	36,205(1)	23.77	2/24/2035	2/17/2025	20,560(2)	600,763
						2/25/2025	21,035(3)	614,643
						2/25/2025	21,035(2)	614,643
Thomas Clark	11/10/2016	17,500	0(1)	6.02(4)	11/10/2026	2/13/2022	2,131(5)	62,268
	1/17/2019	24,948	0(1)	23.72	1/17/2029	2/21/2023	5,985(2)	174,882
	2/10/2020	9,845	0(1)	23.65	2/10/2030	2/28/2024	6,333(6)	185,050
	2/21/2021	5,350	0(1)	44.17	2/21/2031	2/28/2024	2,374(2)	69,368
	2/13/2022	5,576	1,858(1)	32.59	2/13/2032	8/27/2024	8,246(7)	240,948
	2/21/2023	2,966	2,967(1)	28.99	2/21/2033	2/25/2025	11,677(3)	341,202
	2/28/2024	2,099	6,297(1)	43.83	2/28/2034	2/25/2025	11,677(2)	341,202
Claudia Hughes	2/21/2021	5,855	0(1)	44.17	2/21/2031	2/13/2022	1,813(5)	52,976
	2/13/2022	4,746	1,581(1)	32.59	2/13/2032	7/1/2022	1,612(2)	47,103
	2/21/2023	2,512	2,512(1)	28.99	2/21/2033	2/21/2023	979(2)	28,606
	2/28/2024	1,062	3,184(1)	43.83	2/28/2034	6/30/2023	3,883(2)	113,461
						2/28/2024	3,202(6)	93,562
						2/28/2024	1,200(2)	35,064
						8/27/2024	6,949(7)	203,050
						2/25/2025	5,905(3)	172,544
						2/25/2025	5,905(2)	172,544
Manoj Shetty	1/17/2019	24,250	0(1)	23.72	1/17/2029	2/13/2022	2,160(5)	63,115
	2/10/2020	10,174	0(1)	23.65	2/10/2030	2/21/2023	1,154(2)	33,720
	2/21/2021	5,423	0(1)	44.17	2/21/2031	2/28/2024	3,759(6)	109,838
	2/13/2022	5,652	1,884(1)	32.59	2/13/2032	2/28/2024	1,410(2)	41,200
	2/21/2023	2,964	2,963(1)	28.99	2/21/2033	8/27/2024	8,158(7)	238,377
	2/28/2024	1,246	3,738(1)	43.83	2/28/2034	2/25/2025	6,931(3)	202,524
						2/25/2025	6,931(2)	202,524
Adina Storch	10/25/2021	6,956	0(1)	40.34	10/25/2031	2/13/2022	1,891(5)	55,255
	2/13/2022	4,950	1,649(1)	32.59	2/13/2032	2/21/2023	1,026(2)	29,980
	2/21/2023	2,634	2,632(1)	28.99	2/21/2033	2/28/2024	5,502(6)	160,768
	2/28/2024	1,824	5,470(1)	43.83	2/28/2034	2/28/2024	2,063(2)	60,281
						8/27/2024	7,602(7)	222,130
						2/25/2025	10,145(3)	296,437
						2/25/2025	10,145(2)	296,437
(1)The stock options vest ratably over four years from date of grant. The stock option expiration date is ten years after the grant date for each stock option.
(2)The time-based restricted stock units vest ratably over four years from the date of grant.
(3)Vesting of performance-based restricted stock units at the conclusion of the measurement period will be determined by reference to cumulative Adjusted Operating Income during the three-year measurement period of January 1, 2025 through December 31, 2027, inclusive.
(4)On January 17, 2019, the exercise price of this outstanding stock option was amended to reduce such exercise price by $2.30.
(5)Vesting of the performance-based restricted stock units is determined based on year-over-year growth in Adjusted Operating Income for fiscal years 2022 through 2025, with results measured annually.
(6)Vesting of performance-based restricted stock units at the conclusion of the measurement period will be determined by reference to cumulative Adjusted Operating Income during the three-year measurement period of January 1, 2024 through December 31, 2026, inclusive.
(7)The time-based restricted stock units vest ratably over two years from the date of grant.

Global Industrial Company 2026 Proxy Statement | 41

Option Exercises and Stock Vested for Fiscal Year 2025
The table below shows stock options that were exercised, and restricted stock units that vested, during fiscal year 2025 for each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas Clark	10,000	272,499	953(1) 2,993(2) 792(3) 8,246(4)	22,653 71,802 18,572 311,451
Claudia Hughes	0	0	1,044(1) 489(2) 401(3) 1,941(5) 1,613(6) 6,950(4)	24,816 11,731 9,403 52,426 45,261 262,502
Manoj Shetty	0	0	967(1) 578(2) 470(3) 8,158(4)	22,986 13,866 11,021 308,128
Adina Storch	0	0	513(2) 688(3) 7,603(4) 805(7)	12,307 287,165 16,134 28,062
(1)Vesting of the performance-based restricted stock units is determined based on year-over-year growth in Adjusted Operating Income for fiscal years 2021 through 2024, with results measured annually.
(2)The time-based restricted stock units vest ratably over four years from the date of grant (February 21, 2023).
(3)The time-based restricted stock units vest ratably over four years from the date of grant (February 28, 2024).
(4)The time-based restricted stock units vest ratably over two years from the date of grant (August 27, 2024).
(5)The time-based restricted stock units vest ratably over four years from the date of grant (June 30, 2023).
(6)The time-based restricted stock units vest ratably over four years from the date of grant (July 1, 2022).
(7)The time-based restricted stock units vest ratably over four years from the date of grant (October 25, 2021).

42 | Global Industrial Company 2026 Proxy Statement

Employment Arrangements with Named Executive Officers
The 2026 salary levels discussed below reflect the Compensation Committee’s view that such levels are appropriate in light of the current and expected business performance and takes into account the other compensation elements applicable to each executive.

Richard B. Leeds. Mr. Richard B. Leeds does not have an employment agreement and is an “at will” employee. Mr. Leeds' base salary for 2026 is set at $950,000.

Anesa T. Chaibi. The Company entered into an employment agreement with Ms. Chaibi to employ her as Chief Executive Officer, effective February 17, 2025 (the "Commencement Date"). Ms. Chaibi’s annual base salary as of the commencement of her employment was set at $1,000,000, and is subject to annual review by the Board or Compensation Committee and adjustment under certain circumstances. Ms. Chaibi's base salary for 2026 is set at $1,040,000. Ms. Chaibi is eligible to earn an annual cash performance bonus in an amount determined by the Board (or a committee thereof) in its sole discretion, with a target bonus opportunity equivalent to 100% of her base salary, up to a maximum bonus opportunity of up to 160% of her base salary, based on and subject to the achievement of one or more performance goals established by the Board (or a committee thereof). Ms. Chaibi received a one-time special cash relocation bonus of $500,000, subject to certain repayment obligations. Ms. Chaibi is entitled to receive an annual grant of equity (the “Annual Equity Grant”) in accordance with the Equity Plan in a target amount no less than 125% of her base salary, which for 2025 consists of: (i) a grant of options equivalent to 25% of Ms. Chaibi’s base salary, which shall vest ratably over four years from the date of grant; (ii) a grant of time-based restricted stock units (“RSUs”) equivalent to 50% of Ms. Chaibi’s base salary, which shall vest ratably over four years from the date of grant; and (iii) a grant of performance-based RSUs equivalent to 50% of Ms. Chaibi’s base salary, which shall be subject to three-year cliff vesting from the date of grant. Ms. Chaibi received a sign-on equity grant (the “Sign-On Equity Grant”) of RSUs under the Equity Plan in an amount equivalent to $500,000, which will vest ratably over four years from the date of grant. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 44 of this Proxy Statement.

Thomas Clark. Mr. Clark does not have an employment agreement and is an “at will” employee. Mr. Clark’s non-equity incentive compensation for 2025, like that of our other senior executives, was determined as described above under the heading Non-Equity Compensation. Mr. Clark’s base salary for 2026 is set at $573,165. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 44 of this Proxy Statement.

Claudia Hughes. Ms. Hughes does not have an employment agreement and is an “at will” employee. Ms. Hughes' non-equity incentive compensation for 2025, like that of our other senior executives, was determined as described above under the heading Non-Equity Compensation. Ms. Hughes' base salary for 2026 is set at $468,401. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 44 of this Proxy Statement.

Manoj Shetty. Mr. Shetty does not have an employment agreement and is an “at will” employee. Mr. Shetty’s non-equity incentive compensation for 2025, like that of our other senior executives, was determined as described above under the heading Non-Equity Compensation. Mr. Shetty’s base salary for 2026 is set at $567,051. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 44 of this Proxy Statement.

Adina Storch. The Company entered into an employment agreement with Ms. Storch to employ her as Senior Vice President, General Counsel and Corporate Secretary, commencing October 25, 2021 (the "Commencement Date"). The agreement, as amended, provides for a minimum annual base salary of $531,000 (which may be increased at the discretion of Global Industrial). Ms. Storch's base salary for 2026 is set at $531,000. Ms. Storch is also eligible for an annual cash bonus in a target amount of 50% of Ms. Storch's base salary, based upon the achievement of individual and departmental performance objectives and Global Industrial performance objectives established by Global Industrial, an annual grant of equity in a target amount not less than 94.23% of base salary and a car allowance. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 44 of this Proxy Statement.

Global Industrial Company 2026 Proxy Statement | 43

Potential Payments Upon Termination of Employment or Change in Control
Cash Distributions Upon Termination
Anesa T. Chaibi. Pursuant to Ms. Chaibi’s employment agreement, in the event of her termination for any reason, the Company will pay Ms. Chaibi any earned but unpaid base salary through the date of termination and any vested benefits to which she is entitled under the terms of the applicable benefit plans (the “Accrued Compensation”). In addition to the Accrued Compensation, if Ms. Chaibi’s employment is terminated due to her death or Disability (as defined in her employment agreement), the Company will pay Ms. Chaibi (or, in the event of her death, her estate) any earned but unpaid annual bonus for the calendar year ending or preceding Ms. Chaibi's termination, payable at the same time such bonuses are paid to other senior executives of the Company. If Ms. Chaibi’s employment is terminated by the Company without Cause (as defined in her employment agreement) or she resigns for Good Reason (as defined in her employment agreement), in addition to the Accrued Compensation, and subject to her timely execution of a separation and general release agreement, Ms. Chaibi will also be entitled to receive the following:

•if such termination or resignation occurs prior to the Relocation Date (as defined in her employment agreement), severance payments which in total equal one times her then-current base salary, paid over a period of up to 12 months following termination, in substantially equal installments;

•if such termination or resignation occurs on or after the Relocation Date, (i) severance payments which in total equal two times her then current base salary, paid over a period of up to 24 months following termination, in substantially equal installments, and (ii) if Ms. Chaibi has worked continuously for the Company for a period of six months or more in the calendar year of such termination or resignation, an additional payment equal to a pro-rated amount of the target annual bonus for the year in which such termination or voluntary resignation occurs, provided that the Company must achieve 100% or better of the Company performance metrics by reference to which Ms. Chaibi’s annual bonus is determined for such year;

•an amount equal to any earned but unpaid annual bonus relating to the full year immediately prior to the year in which such termination or resignation occurred; and

•an amount equal to the cost of Ms. Chaibi’s COBRA premium as of the date of such termination or resignation until the earlier of the expiration of the applicable COBRA period or the date she is eligible for another employer-sponsored medical or dental plan.

Claudia Hughes. Pursuant to Ms. Hughes' offer letter, if her employment is terminated by the Company without cause, Ms. Hughes shall be entitled to receive severance pay equal to six months' base salary.

Adina Storch. Pursuant to Ms. Storch's employment agreement, in the event of Ms. Storch’s termination for any reason, the Company will pay Ms. Storch her base salary and car allowance through the date of her termination of employment, reimbursement of outstanding expenses, accrued and unpaid benefits, including paid time off, and any earned but unpaid annual bonus for any completed fiscal year that ended prior to her termination (the “Accrued Obligations”). In addition to the Accrued Obligations, if Ms. Storch’s employment is terminated on account of her death or total disability, the Company will pay Ms. Storch (or in the event of her death, her designee and if none, her estate) a pro-rated bonus for the year of termination based on the greater of her annual target bonus and the average annual bonus paid to Ms. Storch for the two prior years of employment. If Ms. Storch’s employment is terminated by the Company without Cause (as defined in her employment agreement) or she terminates for Good Reason (as defined in her employment agreement), in addition to the Accrued Obligations, and subject to Ms. Storch timely entering into a general release, she shall also receive severance payments equal to six months’ base salary and reimbursement of costs for COBRA insurance coverage for up to six months. Ms. Storch’s employment agreement further provides that if the Company offers severance for longer than six months or provides any additional bonus-based benefit to other similarly situated executives (i.e., SVPs or above but excluding the CEO), Ms. Storch shall have a right to such additional severance consideration.

44 | Global Industrial Company 2026 Proxy Statement

Equity Distributions Upon Termination
Anesa T. Chaibi. Pursuant to Ms. Chaibi's employment agreement, in the event of Ms. Chaibi’s termination by the Company without Cause or her resignation for Good Reason (each as defined in her employment agreement), the next immediate tranche of RSUs, subject to the Sign-On Equity Grant, shall vest. The stock option agreements and time-based RSU grant agreements in connection with Ms. Chaibi's Annual Equity Grant and Sign-On Equity Grant provide that if Ms. Chaibi’s employment with the Company is terminated by the Company without Cause or by Ms. Chaibi for Good Reason within 12 months following a Change in Control (as defined in her employment agreement), all of Ms. Chaibi’s outstanding unvested options and unvested time-based RSUs shall immediately vest and all of her outstanding vested options shall remain exercisable in accordance with their terms. If Ms. Chaibi’s employment is terminated due to her becoming Totally Disabled (as defined in the applicable agreement) or due to her death, her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units (for the 2025 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.

Thomas Clark, Claudia Hughes and Manoj Shetty. Pursuant to (i) each of the performance-based restricted stock unit agreements with Mr. Clark (dated February 13, 2022, February 28, 2024 and February 25, 2025); Ms. Hughes (dated February 13, 2022, February 28, 2024 and February 25, 2025); Mr. Shetty (dated February 13, 2022, February 28, 2024 and February 25, 2025) and (ii) each of the time-based restricted stock unit agreements with Mr. Clark (dated February 21, 2023, February 28, 2024, August 27, 2024 and February 25, 2025), Ms. Hughes (dated July 1, 2022, February 21, 2023, June 30, 2023, February 28, 2024, August 27, 2024 and February 25, 2025); Mr. Shetty (dated February 21, 2023, February 28, 2024, August 27, 2024 and February 25, 2025): (a) if the applicable NEO is terminated for Cause (as defined in the applicable agreement), any unvested portion of his/her restricted stock units will terminate and be forfeited; (b) if the applicable NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change in Control (as defined in the applicable agreement), he/she will become immediately vested in all unvested restricted units (for the 2022, 2024 and 2025 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (c) if the applicable NEO’s employment is terminated due to becoming Totally Disabled (as defined in the applicable agreement) or due to his/her death, his/her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units (for the 2022, 2024 and 2025 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
Pursuant to the stock option agreements with Mr. Clark (February 13, 2022, February 21, 2023 and February 28, 2024); Ms. Hughes (February 13, 2022, February 21, 2023 and February 28, 2024); and Mr. Shetty (February 13, 2022, February 21, 2023 and February 28, 2024): if the applicable NEO's employment is terminated by the Company without Cause (as defined in the applicable agreement) or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change In Control (as defined in the applicable agreement), he/she will become immediately vested in all outstanding unvested stock options, and all of the applicable NEO's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.

Adina Storch. Pursuant to Ms. Storch's employment agreement, all of Ms. Storch’s outstanding equity awards shall become immediately 100% vested (for performance awards, such awards to vest assuming target performance) upon Ms. Storch’s termination by the Company, including, but not limited to, termination by Ms. Storch for Good Reason (as defined in her employment agreement) within six months following a Change in Control (as defined in her employment agreement), and all of her options shall remain exercisable for no less than ninety days following her termination (but in no event later than the original expiration date of the option). In the event of any inconsistency between Ms. Storch’s equity award agreements and her employment agreements regarding her equity awards, the terms most favorable to Ms. Storch shall apply.

Standard Option Agreements. Pursuant to our standard option agreements, in the event the employment of any of our NEOs is terminated for any reason other than death, becoming Totally Disabled (as defined in the applicable agreement) or Cause (as defined in the applicable agreement), the vested portions of his/her options will be exercisable for up to three months, and the unvested portion will be forfeited.

Global Industrial Company 2026 Proxy Statement | 45

The table below describe potential payments and benefits payable upon termination of employment or change In control as of December 31, 2025, the last day of fiscal year 2025 to each NEO and using the closing price of our common stock on December 31, 2025, the last trading day of fiscal year 2025. These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of employment or the date of the change in control. We also retain the discretion to provide additional payments or benefits to any of our NEOs upon any termination of employment or change in control.

Named Executive Officer	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Anesa T. Chaibi
Cash Payment	3,079,264(1)	1,255,000(2)	3,079,264(1)
Value of Accelerated Vesting of Stock Option Awards			197,317(3)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	150,191(4)	1,830,049(5)	1,215,406(6)
Thomas Clark
Cash Severance Payment	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	682(7)(8)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	1,414,920(9)(10)	1,415,602(9)(10)
Claudia Hughes
Cash Severance Payment	233,929(11)	-	233,929(11)
Value of Accelerated Vesting of Stock Option Awards	-	-	578(8)(12)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	918,911(10)(13)	918,911(10)(13)
Manoj Shetty
Cash Severance Payment	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	681(8)(14)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	891,928(10)(15)	891,928(10)(15)
Adina Storch
Cash Severance Payment	256,002(16)	255,904(17)	256,002(16)
Value of Accelerated Vesting of Stock Option Awards	605(18)(19)	-	605(18)(19)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	1,121,288(18)(20)	1,121,288(18)(20)	1,121,288(18)(20)
(1)Represents twenty four months of base salary, annual target bonus and COBRA costs for eighteen months.
(2)Represents earned but unpaid bonus at December 31, 2025.
(3)Represents accelerated vesting of 36,205 stock options.
(4)Represents accelerated vesting of 5,140 time-based restricted stock units.
(5)Represents accelerated vesting of 41,595 time-based restricted stock units and 21,035 performance-based restricted stock units.
(6)Represents accelerated vesting of 36,205 stock options and 41,595 time-based restricted stock units.
(7)Represents accelerated vesting of 11,122 stock options, most of which were out of the money as of December 31, 2025.
(8)Pursuant to the stock option agreements with Mr. Clark (February 13, 2022, February 21, 2023 and February 28, 2024); Ms. Hughes (February 13, 2022, February 21, 2023 and February 28, 2024); and Mr. Shetty (February 13, 2022, February 21, 2023 and February 28, 2024), if the applicable NEO's employment is terminated by the Company without Cause (as defined in the applicable agreement) or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change In Control (as defined in the applicable agreement), he/she will become immediately vested in all outstanding unvested stock options, and all of the applicable NEO's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(9)Represents accelerated vesting of 28,282 time-based restricted stock units and 20,141 performance-based restricted stock units.
(10)Pursuant to (i) each of the performance-based restricted stock unit agreements with Mr. Clark (February 13, 2022, February 28, 2024 and February 25, 2025); Ms. Hughes (February 13, 2022, February 28, 2024 and February 25, 2025); Mr. Shetty (February 13, 2022, February 28, 2024 and February 25, 2025) and (ii) each of the time-based restricted stock unit agreements with Mr. Clark (dated February 21, 2023, February 28, 2024, August 27, 2024 and February 25, 2025), Ms. Hughes (dated February 21, 2023, February 28, 2024, August 27, 2024 and February 25, 2025); Mr. Shetty (dated February 21, 2023, February 28, 2024, August 27, 2024 and February 25, 2025), (a) if the applicable NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change in Control (as defined in the applicable agreement), he/she will become immediately vested in all unvested restricted units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (b) if the applicable NEO’s employment is terminated due to total disability or death, his/her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted stock units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
(11)Represents six-months' of base salary.
(12)Represents accelerated vesting of 7,277 stock options, most of which were out of the money as of December 31, 2025.
(13)Represents accelerated vesting of 20,528 time-based restricted stock units and 10,920 performance-based restricted stock units.
(14)Represents accelerated vesting of 8,585 stock options, most of which were out of the money as of December 31, 2025.
(15)Represents accelerated vesting of 17,653 time-based restricted stock units and 12,850 performance-based restricted stock units.
(16)Represents six-months' base salary and reimbursement of medical and dental under COBRA for 6 months.
(17)Represents pro rata bonus based on the greater of the annual target bonus for year of termination or the average annual bonus paid for the two prior years.

46 | Global Industrial Company 2026 Proxy Statement

(18)Pursuant to Ms. Storch's employment agreement, all of Ms. Storch’s outstanding equity awards shall become immediately 100% vested (for performance awards, such awards to vest assuming target performance) upon Ms. Storch’s termination by the Company, including, but not limited to, termination by Ms. Storch for Good Reason (as defined in her employment agreement) within six months following a Change in Control (as defined in her employment agreement), and all of her options shall remain exercisable for no less than ninety days following her termination (but in no event later than the original expiration date of the option). In addition, if Ms. Storch’s employment is terminated due to total disability or death, her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units (for the 2023 and 2024 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
(19)Represents accelerated vesting of 9,751 stock options, most of of which were out of the money as of December 31, 2025.
(20)Represents accelerated vesting of 20,836 time-based restricted stock units and 17,538 performance-based restricted stock units.

Global Industrial Company 2026 Proxy Statement | 47

CEO Pay Ratio Disclosure
As permitted under the SEC rules, in order to identify our “median employee” to compare to our CEO, we took into account our entire employee population (other than our CEO) at December 31, 2025, located in the United States, Canada, and India, including full- and part-time employees and temporary/seasonal employees (approximately 1,900 employees). We used the compensation components utilized in the Summary Compensation Table on page 39 of this Proxy Statement for the period from January 1, 2025 to December 31, 2025 as the compensation measure to identify the median employee, and the median employee’s compensation. We annualized total compensation for those employees who commenced work during 2025 and excluded our cost of providing health and wellness benefits for all employees.

The pay ratio specified below is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K under the Exchange Act. In calculating total compensation for our median employee and CEO as presented in the Summary Compensation Table on page 39 of this Proxy Statement, we included, among other things, base salary, overtime, incentive payments, and stock-based compensation (based on the grant date fair value of awards granted during 2025). Because the Company had more than one non-concurrent CEO during its fiscal year, we calculated the compensation provided to each CEO during the year for the time he served in this position and combined those figures. For the purposes of this calculation, the total compensation for each CEO who served in 2025 matches the total compensation described for such CEO in the Summary Compensation Table on page 39 of this Proxy Statement.

The median team member's estimated total compensation for 2025 was $51,700. The ratio of CEO pay to median team member pay is estimated to be 85 to 1.

48 | Global Industrial Company 2026 Proxy Statement

Pay Versus Performance
Background
The following section has been prepared in accordance with the SEC’s pay versus performance (“PvP”) disclosure rules. Under the PvP rules, the SEC has developed a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared here to certain performance measures defined by the SEC.

Pay Versus Performance Table
In accordance with the SEC’s PvP rules, below is the required tabular disclosure for the Principal Executive Officer
(“PEO”) and the average for the NEOs excluding the PEO (“Non-PEO NEOs”) for 2025, 2024, 2023, 2022 and 2021.

Year (a)	Summary Compensation Table Total (1) ($)(b)			Compensation Actually Paid to PEO(5)(6) ($) (c)			Average Summary Compensation Table Total for Non-PEO NEOs(5) ($)(d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(5)(6)	Value of Initial Fixed $100 Investment Based On:(7)		Net Income ($mm) (h)	Adjusted Operating Income ($mm) (i)
	For First PEO(2)	For Second PEO(3)	For Third PEO(4)	For First PEO	For Second PEO	For Third PEO			Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)
2025	4,413,641	1,126,192	N/A	4,870,594	1,126,192	N/A	1,293,776	1,521,434	96.2	143.0	72.1	97.6
2024	N/A	354,411	1,928,155	N/A	354,411	(1,389,595)	1,580,810	1,197,739	78.6	132.4	61.0	80.5
2023	N/A	N/A	2,775,057	N/A	N/A	4,902,796	1,052,016	1,458,579	119.6	118.25	70.7	96.5
2022	N/A	N/A	4,237,236	N/A	N/A	2,166,146	1,036,904	703,292	70.5	97.45	78.8	105.2
2021	N/A	N/A	2,994,500	N/A	N/A	3,543,568	1,075,700	963,934	119.6	142.7	103.3	88.0
(1)Ms. Chaibi has served as our PEO since February 17, 2025 ("First PEO"). Mr. Richard B. Leeds served as our PEO from August 21, 2024 through February 17, 2025 ("Second PEO"). Mr. Barry Litwin served as our PEO during 2021, 2022, 2023 and through August 21, 2024 ("Third PEO"). The individuals comprising the Non-PEO NEOs for each year presented are as follows:
2025: Thomas Clark, Claudia Hughes, Manoj Shetty and Adina Storch.
2024: Thomas Clark, Claudia Hughes, Manoj Shetty and Adina Storch.
2023: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark, Claudia Hughes and Manoj Shetty.
2022: Thomas Clark, Claudia Hughes, Manoj Shetty and Klaus Werner.
2021: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark and Eric Lerner.
(2)The dollar amounts reported in this column represent total compensation for Ms. Chaibi for the period from February 17, 2025 through December 31, 2025. See Summary Compensation Table on page 39 of this Proxy Statement.
(3)The dollar amounts reported in this column represent the total compensation for Mr. Richard B. Leeds for the period from August 21, 2024 through February 17, 2025. See Summary Compensation Table on page 39 of this Proxy Statement.
(4)The amounts reported in this column represent total compensation for Mr. Litwin for 2021, 2022, 2023 and through August 21, 2024. See Summary Compensation Table in the Company's Proxy Statement for the applicable year.
(5)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each corresponding year, adjusted as described in footnote 6 below. Compensation actually paid to Mr. Litwin in 2024 reflects the forfeiture of unvested equity awards.
(6)For each of 2025, 2024, 2023, 2022 and 2021, the values included in this column for the compensation actually paid to our PEO(s) and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively.

Global Industrial Company 2026 Proxy Statement | 49

PEO		2025 For First PEO	2025 For Second PEO
Summary Compensation Table ("SCT") Total for PEO (column (b))		$4,413,641	$1,126,192
-	aggregate change in actuarial present value of pension benefits
+	service cost of pension benefits
+	prior service cost of pension benefits
-	SCT “Stock Awards” column value	$(1,500,023)	$—
-	SCT “Option Awards” column value	$(254,311)	$—
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$2,211,287	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$—	$—
+	vesting date fair value of equity awards granted and vested in the covered year	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$—	$—
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$—	$—
+	dollar value of dividends/earnings paid on equity awards in the covered year
+	excess fair value for equity award modifications
Compensation Actually Paid to PEO (column (c))		$4,870,594	$1,126,192

Average for Non-PEO NEOs		2025
Average SCT Total for Non-PEO NEOs (column (d))		$1,293,776
-	aggregate change in actuarial present value of pension benefits
+	service cost of pension benefits
+	prior service cost of pension benefits
-	SCT “Stock Awards” column value	$(411,910)
-	SCT “Option Awards” column value	$—
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$506,353
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$126,293
+	vesting date fair value of equity awards granted and vested in the covered year
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$118,173
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$(111,251)
+	dollar value of dividends/earnings paid on equity awards in the covered year
+	excess fair value for equity award modifications
	Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$1,521,434
(7)For each of 2025, 2024, 2023, 2022 and 2021, total shareholder return for the Company and the peer group represents the dollar value as of December 31, 2025, 2024, 2023, 2022 and 2021, of a deemed fixed investment of $100 at market close on December 31, 2020, assuming reinvestment of dividends. The Peer Group TSR set forth in this table utilizes the S&P Retail Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025.

Tabular List of Financial Performance Measures
The following table lists the financial performance measures that we believe represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2025 to Company performance.

Most Important Performance Measures (3 to 7 metrics w/o ranking)
Net Sales
Gross Profit
Gross Margin
Adjusted Operating Income

50 | Global Industrial Company 2026 Proxy Statement

Pay Versus Performance Relationship Descriptions
The following graphical comparisons illustrate the relationships for each of 2025, 2024. 2023, 2022 and 2021 of the compensation actually paid to the PEOs and the average compensation actually paid to our non-PEO NEOs to (i) Global Industrial TSR and the Peer Group TSR, (ii) Net Income and (iii) Adjusted Operating Income, the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Relationship Between CAP and TSR
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP, Global Industrial TSR and Peer Group TSR.

Relationship Between Compensation Actually Paid and Global Industrial TSR and Peer Group TSR
CAP to PEO
Avg. CAP to Non-PEO NEOs
Global Industrial TSR
Peer Group TSR
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2021
2022
2023
2024
2025

Global Industrial Company 2026 Proxy Statement | 51

Relationship Between CAP and Net Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and the Company's Net Income for the last five completed fiscal years.

Relationship Between Compensation Actually Paid and Global Industrial Net Income
CAP to PEO
Avg. CAP to Non-PEO NEOs
Net Income
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
2021
2022
2023
2024
2025

Relationship Between CAP and Company Selected Measure, Adjusted Operating Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and Adjusted Operating Income for the last five completed fiscal years.

Relationship Between Compensation Actually Paid and Operating Income
CAP to PEO
Avg. CAP to Non-PEO NEOs
Operating income from Continuing Operations
$6,500,000
$5,500,000
$4,500,000
$3,500,000
$2,500,000
$1,500,000
$500,000
-$500,000
-$1,500,000
$110,000,000
$90,000,000
$70,000,000
$50,000,000
$30,000,000
$10,000,000
-$10,000,000
2021
2022
2023
2024
2025

52 | Global Industrial Company 2026 Proxy Statement

Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2026
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and approves the audit engagement letter with Ernst & Young LLP and its audit fees. The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditor for fiscal year 2026 and believes that the continued retention of Ernst & Young LLP as our independent auditor is in the best interest of Global Industrial and our stockholders.

While not required by law, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026 at the Annual Meeting as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will consider whether it is appropriate to appoint another audit firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different audit firm at any time during the fiscal year if it determines that such a change would be in the best interest of Global Industrial and our stockholders.
We expect representatives of Ernst & Young LLP to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Fees Paid to our Independent Auditor
The following table sets forth the fees billed to us by Ernst & Young LLP for services in fiscal year 2025 and 2024, all of which were pre-approved by the Audit Committee:

Fee Category	2025 ($)	2024 ($)
Audit fees(1)	2,025,500	1,623,266
Audit-related fees(2)	775,457	607,721
Tax fees(3)	0	0
All other fees(4)	0	0
Total	2,800,957	2,230,987

(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2025 or 2024.
(4)Consists of fees billed for other professional services rendered to the Company.

Audit Committee Pre-Approval Policy
The Audit Committee is responsible for approving every engagement of Global Industrial’s independent auditor to perform audit or non-audit services on behalf of Global Industrial or any of its subsidiaries before such auditors can be engaged to provide those services. The Audit Committee does not delegate its pre-approval authority. The Audit Committee is not permitted to engage the independent auditor to perform any non-audit services proscribed by law or regulation. The Audit Committee has reviewed the services provided to Global Industrial by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2026.

Global Industrial Company 2026 Proxy Statement | 53

Report of the Audit Committee
The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000, is reviewed annually, and was most recently revised in February 2026. As set forth in its charter, the Audit Committee’s job is one of oversight. Management is responsible for Global Industrial’s financial statements, internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with our policies and legal requirements. Our independent auditors are responsible for performing independent audits of our consolidated financial statements and the effectiveness of our internal controls in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of reports thereon; they also perform limited reviews of our unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board. It also investigates matters related to our financial statements and controls as it deems appropriate. In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Global Industrial management and by the independent registered public accountants, as well as by other experts that the Audit Committee hires.
The Audit Committee met with our independent auditors to review and discuss the overall scope and plans for the audit of our consolidated financial statements for the year ended December 31, 2025. The Audit Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements as well as the independent auditors’ evaluation of our internal controls and the overall quality of our financial reporting.
Management represented to the Audit Committee that our consolidated financial statements for fiscal year 2025 were prepared in accordance with U.S. generally accepted accounting principles. In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2025 audited consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence.
Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of Global Industrial for fiscal year 2025 as audited by Ernst & Young LLP be included in Global Industrial’s Annual Report on Form 10-K filed with the SEC.
Submitted by the Audit Committee of the Board,
Chad M. Lindbloom (Chairman)
Gary S. Michel
Paul S. Pearlman
Robert D. Rosenthal

54 | Global Industrial Company 2026 Proxy Statement

Proposal No. 3 – Advisory (Non-Binding) Vote on the Compensation of the Company's Named Executive Officers
Section 14A of the Exchange Act and the related rules of the SEC require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is commonly referred to as Say-on-Pay.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our NEOs with the interests of our stockholders. We align our executive compensation with stockholder returns by providing a significant portion of our NEOs' compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee.

Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, rather than every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. At our 2025 annual meeting, our stockholders provided a clear endorsement of the Company’s pay for performance alignment, with approximately 96.9% voting in favor of our executive compensation.

The Board of Directors endorses the Company's executive compensation program and recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”, on an advisory, non-binding basis."

The Board of Directors unanimously recommends a vote "FOR" the advisory (non-binding) approval of the compensation of the Company's named executive officers.

Global Industrial Company 2026 Proxy Statement | 55

Proposal No. 4 – Approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan
Background

We are asking our stockholders to approve an amendment and restatement of the Company’s 2018 Employee Stock Purchase Plan (the “ESPP”, and as so amended and restated, the "Amended ESPP")) to (i) increase the number of shares of common stock reserved for issuance from 500,000 to 1,000,000, (ii) reset the term of the ESPP to ten years from the date of stockholder approval and (iii) make certain other technical changes.

The ESPP was originally adopted by the Board on July 29, 2018 and approved by stockholders on December 18, 2018. The Board approved the Amended ESPP on April 20, 2026, subject to and effective upon stockholder approval, and the Board directed that the Amended ESPP be submitted for stockholder approval at the Annual Meeting. The ESPP includes a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code" and also includes a "Non-423 Component" that may not comply with the requirements of Section 423 of the Code and is intended for grants to non- U.S. employees who are not subject to U.S. income tax.

As of April 9, 2026, an aggregate of 500,000 shares had been authorized for issuance under the ESPP, of which 78,856 shares remained available.

The Board has determined that increasing the number of shares available for issuance under the ESPP is advisable in light of the anticipated future participation and the Company's expectation that the currently authorized shares will be exhausted during fiscal year 2026 absent such increase. The Amended ESPP includes additional technical changes that the Board determined are advisable and in the best interest of the Company to clarify certain aspects of the ESPP.

If the Amended ESPP is approved by the Company's stockholders, it will become effective as of the date of such approval. If the Amended ESPP is not approved, the ESPP will continue in effect in accordance with its current terms until the remaining shares available for issuance have been exhausted, at which time no further purchases may be made under the ESPP.

Key Features of the Company's Amended and Restated 2018 Employee Stock Purchase Plan

The Board has determined that increasing the number of shares available for issuance under the ESPP is advisable in light of anticipated future participation and the Company's expectation that the currently authorized shares will be exhausted during fiscal year 2026 absent such increase.

Summary of the Amended ESPP

A summary of the material terms of the Amended ESPP is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended ESPP, a copy of which is attached as Appendix A to this proxy statement and which is incorporated by reference into this Proposal No. 4. We encourage stockholders to read and refer to the complete plan document in Appendix A for a more complete description of the ESPP.

Purpose. The Board believes that the Amended ESPP promotes the interests of the Company and our stockholders by encouraging employees of Global Industrial and of our participating subsidiaries to become stockholders, therefore aligning employee interest with our growth and success. The Board also believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of common stock pursuant to the Amended ESPP is an important component of our overall compensation program and our ability to attract and retain highly qualified and motivated employees.

General. Under the Amended ESPP, the administrator establishes periodic “offering periods” during which a portion of a participants’ compensation, specified by the participant, will be withheld and applied to purchase shares of our common stock. The administrator will establish one or more “purchase periods” during each offering period. At the end of each purchase period, the aggregate amount of each participant’s so withheld compensation will be used to purchase shares of our common stock.

56 | Global Industrial Company 2026 Proxy Statement

The Amended ESPP includes two components, one that is intended to qualify under Section 423 of the Code and a second component that is not intended to qualify under Section 423 of the Code. We expect generally to utilize the Section 423 component, although we may utilize the second component with respect to non-U.S. employees.

Shares. The maximum number of shares of our Common Stock available for issuance under the Amended ESPP will not exceed 1,000,000 shares, subject to adjustment in the event of any changes in the capitalization of the Company, such as a stock split, a combination or exchange of shares or an extraordinary dividend or other distribution. The maximum number of shares of our Common Stock available for issuance under the ESPP currently is 500,000 shares, and the Amended ESPP increases this to 1,000,000.

Eligibility. Generally, all of our employees are eligible to participate if they are customarily employed by us, or any participating subsidiary, for at least 20 hours per week and more than five months in any calendar year. However, the administrator has certain discretion to vary the eligibility requirements. Specifically, the administrator may, prior to an enrollment date for all options granted on such enrollment date in an offering, determine that any of the following is or is not eligible to participate in such offering period: an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the administrator) since his or her last hire date, (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code or (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act.

However, an employee may not be granted rights to purchase shares of common stock under the Amended ESPP if such employee:

•immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

•holds rights to purchase shares of common stock under all our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of shares of common stock for each calendar year.

Administration. The Board, or a committee appointed by the Board, administers the Amended ESPP. The Board has designated the Compensation Committee to be the ESPP Administrator. The ESPP Administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the Amended ESPP, to delegate ministerial duties to any of our employees, to designate separate offerings under the Amended ESPP, to designate our subsidiaries and affiliates as participating in the Amended ESPP, to determine eligibility, to adjudicate all disputed claims filed under the Amended ESPP and to establish procedures that it deems necessary for the administration of the Amended ESPP, including, but not limited to, adopting such procedures, sub-plans and appendices to the Amended ESPP enrollment agreement as are necessary or appropriate to permit participation in the Amended ESPP by employees who are foreign nationals or employed outside the U.S. The ESPP Administrator's findings, decisions and determinations are final and binding on all participants to the full extent permitted by law.

Offering and Purchase Periods. The ESPP Administrator has the discretion to determine the length of each offering period (subject to a maximum offering period of 127 months) and each purchase period.

Contributions. Eligible employees may participate in the Amended ESPP by submitting a subscription agreement in such form and according to such procedures as established by the ESPP Administrator. The Amended ESPP permits participants to purchase shares of our common stock through contributions (in the form of payroll deductions, or otherwise to the extent permitted by the ESPP Administrator). Contributions are made in whole percentages of a participant's compensation. Pursuant to the Amended ESPP, the ESPP Administrator may limit the amount of contributions. Currently, the ESPP Administrator has limited contributions made through payroll deductions such that they may not exceed 15% of the “compensation” (i.e., base salary, overtime, commissions and shift differentials, and which excludes bonuses and other incentive compensation) that the employee receives on the pay day. Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Participation ends automatically upon termination of employment with the Company.

Exercise of Purchase Right. Amounts contributed and accumulated by the participant are automatically used to purchase shares of our common stock on each purchase date. The purchase price of the shares may not be less than 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the purchase date, and we anticipate that generally this will be the purchase price.

Election Changes. While a participant may elect to discontinue his or her participation during an offering period and withdraw all contributions for that offering period, unless permitted by the ESPP Administrator, a participant may not

Global Industrial Company 2026 Proxy Statement | 57

change the rate of his or her contributions during an offering period. Currently, the ESPP Administrator permits a participant to make one change election during each offering period to (i) reduce or increase the percentage of contributions or (ii) suspend contributions or withdraw for that offering period.

As noted below, all changes to elections are subject to the Company's Insider Trading Policy.

Non-Transferability of Rights; No Holding Period for Shares. A participant may not transfer rights granted under the Amended ESPP. If the ESPP Administrator permits the transfer of rights, it may only be done by will, the laws of descent and distribution or pursuant to a beneficiary designation in the event of a death under and in accordance with the Amended ESPP. There is no required holding period; shares purchased under the Amended ESPP can be sold immediately after purchase (subject to SEC and Global Industrial sales restrictions).

Insider Trading Policy. Sales of shares acquired under the Amended ESPP, as well as changes to contribution elections or withdrawals, are subject to the Company's Insider Trading Policy.

Merger or Corporate Transaction. The Amended ESPP provides that in the event of a merger or corporate transaction, a successor corporation may assume each outstanding purchase right under the Amended ESPP or substitute an equivalent right under a plan of the successor corporation. If the successor corporation refuses to assume or substitute the outstanding purchase right, the offering period then in progress will be shortened, and a new exercise date will be set that will be before the date of the proposed merger or corporate transaction. The ESPP Administrator will notify each participant that the exercise date has been changed and that the participant's option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

Amendment; Termination. The ESPP Administrator has the authority to amend, suspend or terminate the ESPP, at any time and for any reason. If the Amended ESPP is terminated, the ESPP Administrator, in its discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares of common stock on the next exercise date (which may be sooner than originally scheduled, if determined by the ESPP Administrator in its discretion), or may elect to permit offering periods to expire in accordance with their terms. If the offering periods are terminated prior to expiration, all amounts then credited to participants' accounts that have not been used to purchase shares will be returned to the participants (without interest thereon, except as otherwise required under applicable law) as soon as administratively practicable.

The Amended ESPP automatically will terminate in 2036, unless terminated sooner.

Benefits under the Amended ESPP. Future benefits to be received by participants under the Amended ESPP are not currently determinable because participation in the Amended ESPP is voluntary and depends on employees' elections to participate and the fair market value of the Company's common stock at future dates.

U.S. Federal Income Tax Consequences. The following is a summary of the U.S. federal income tax consequences to U.S. taxpayers and the Company of the purchase of shares under the Amended ESPP. This summary does not attempt to describe all possible federal or other tax consequences of such participation or based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences.

As noted above, the Amended ESPP includes a component intended to comply with Code Section 423 and a component that does not qualify under Section 423. This summary only describes tax consequences under the Section 423 component. The non-Section 423 component generally would only apply to participants who are not subject to U.S. federal income tax.

Under the Section 423 component, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of rights to purchase shares (i.e. neither at the commencement of an offering period or on the date when shares are purchased pursuant to an offering period). A participant only will recognize income when the shares acquired under the Amended ESPP are sold or otherwise disposed of.

The tax due upon sale or other disposition of the acquired shares depends on the length of time that the participant holds the shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period pursuant to which the shares were acquired or within one year after the actual purchase date of those shares, the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares

58 | Global Industrial Company 2026 Proxy Statement

and the Company will be entitled to a corresponding income tax deduction for the amount, subject to the limitations of Section 162(m) of the Code. The amount of this ordinary income will be added to the participant’s basis in the shares, and any additional gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term capital gain.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period pursuant to which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount, if any, by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those Shares, or (ii) the amount, if any, by which the price paid under the option was exceeded by the fair market value of the shares on the start date of that offering period. Any additional gain will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

We do not anticipate utilizing the non-Section 423 component of the Amended ESPP.

The tax consequences to a participant may vary depending upon the participant's individual situation. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

Vote Required. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, in person or by proxy, at a meeting at which a quorum is present will be required to approve the Company's Amended ESPP.

The Board of Directors unanimously recommends a vote "FOR" approval of the Company's Amended and Restated 2018 Employee Stock Purchase Plan.

Global Industrial Company 2026 Proxy Statement | 59

Security Ownership Information
The following table provides certain information regarding the beneficial ownership of Global Industrial common stock as of April 9, 2026, by:
•our directors;
•our named executive officers set forth in the Summary Compensation Table on page 39 of this Proxy Statement;
•all current executive officers and directors as a group; and
•each person known by us to own beneficially more than 5% of our outstanding common stock.

A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the notes below, information on the number of shares beneficially owned is as of April 9, 2026, and the listed beneficial owners have sole voting and investment power. A total of 38,261,099 shares of our common stock were outstanding as of April 9, 2026.
The address for each beneficial owner, unless otherwise noted, is c/o Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050.
Security Ownership of Directors and Management

Name of Beneficial Owner	Shares of Common Stock(1)	Restricted Stock Units vesting within 60 days (2)	Stock Options currently exercisable or becoming exercisable within 60 days	Percent of Common Stock(3)
Richard B. Leeds(4)	15,072,336	-	-	39.39%
Bruce Leeds(5)	12,827,966	-	-	33.53%
Robert Leeds(6)	15,188,153	-	-	39.70%
Anesa T. Chaibi	5,044	-	9,051	*
Chad M. Lindbloom	9,840	1,434	-	*
Gary S. Michel	-	1,434	-	*
Paul S. Pearlman	10,268	1,434	-	*
Robert D. Rosenthal	90,079	1,434	-	*
Thomas Clark	41,744	-	73,725	*
Claudia Hughes	19,209	-	18,073	*
Manoj Shetty	17,599	-	54,320	*
Adina Storch	12,206	-	21,152	*
All of our current directors and executive officers (15 persons)	24,682,193	5,736	188,444	64.51%

(1)     Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.
(2)    In computing the percentage of shares owned by each person and by the group, these restricted stock units and stock options, as applicable, were added to the total number of outstanding shares of common stock for the percentage calculation.
(3)     An asterisk (*) indicates less than 1%.
(4)    Includes 745,261 owned by the Richard Leeds Declaration of Trust; 878,414 owned by the Richard Leeds 2024 GRAT; an aggregate of 12,833,014 shares owned by trusts for the benefit of reporting person's family members for which Mr. Richard B. Leeds acts as a trustee or co-trustee, 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Richard B. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Richard B. Leeds and two other members; 235,850 shares owned by GML Partners LP, of which a limited liability company controlled by Mr. Richard B. Leeds is a general partner; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Richard B. Leeds and two other members.
(5)    Includes 1,372,521 owned by the Bruce Leeds 2024 GRAT; 1,131,219 shares owned by the Bruce Leeds Declaration of Trust, a trust for the benefit of Mr. Bruce Leeds and of which Mr. Bruce Leeds is the trustee; an aggregate of 9,944,429 shares owned by trusts for the benefit of Mr. Bruce Leeds’ family members for which Mr. Bruce Leeds acts as trustee or co-trustee; 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Bruce Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Bruce Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Bruce Leeds and two other members.
(6)    Includes 603,909 owned by the Robert Leeds 2024 GRAT; 528,281 shares owned by the Robert Leeds Declaration Of Trust, a trust for the benefit of Mr. Robert Leeds and of which Mr. Robert Leeds is the trustee; an aggregate of 14,172,257 shares owned by trusts for the benefit of Mr. Robert Leeds’ family for which Mr. Robert Leeds acts as trustee or co-trustee: 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Robert Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Robert Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Robert Leeds and two other members.

60 | Global Industrial Company 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock
FMR LLC Abigail P. Johnson(1) 245 Summer Street Boston, Massachusetts 02210	3,743,695.27	9.78%

(1)Based on information supplied by FMR LLC (“FMR”) and Abigail P. Johnson in a Schedule 13G/A filed with the SEC on February 5,2026. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. This filing reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies (collectively, the "FMR Reporters"). The filing does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34- 39538 (January 12, 1998). Such filing states that FMR has sole voting power over 3,742,288 of the shares and sole dispositive power, along with Abigail P. Johnson, over the shares listed in the table.

Delinquent Section 16(a) Reports
Based solely on a review of the reports filed electronically with the SEC and on written representations from our reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during the fiscal year ended December 31, 2025, except that Ms. Hughes filed one late Form 4 with respect to one transaction.

Global Industrial Company 2026 Proxy Statement | 61

Equity Compensation Plans
This table contains information as of December 31, 2025 about Global Industrial's equity compensation plans, all of which have been approved by Global Industrial's stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	385,135	$29.93	6,160,566
Equity compensation plans not approved by stockholders	-	-	-
Total	385,135	$29.93	6,160,566

62 | Global Industrial Company 2026 Proxy Statement

Certain Relationships and Related Transactions
Related Party Transaction Policy
Our written corporate approval policy requires transactions with related persons, to be reviewed and approved or ratified by the following persons on an escalating basis:
✓ our General Counsel,
✓ our CFO,
✓ our CEO and
✓ our Nominating/Corporate Governance Committee.
In this regard, all such transactions are first discussed with the CFO and are submitted to the General Counsel’s office, including for an initial determination of whether such further related person transaction review is required.
We utilize the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of Global Industrial, any beneficial owner of more than 5% of the outstanding shares of our common stock, or any immediate family member of any such person.
In reviewing these transactions, we strive to assure that the terms of any agreement between Global Industrial and a related party is at arm’s length, fair and at least as beneficial to Global Industrial as could be obtained from third parties.
The Nominating/Corporate Governance Committee, in its discretion, may consult with third-party appraisers, valuation advisors or brokers to make such determination.
Related Party Transactions
Lease. On December 14, 2016, Global Equipment Company Inc., a wholly owned indirect subsidiary of Global Industrial entered into an amended and restated lease (the “Lease”) for its Port Washington, NY headquarters (the “Headquarters”). Global Industrial has leased the Headquarters since September 1988 from an entity owned by Messrs. Richard, Bruce and Robert Leeds, directors and officers of, and together with their respective affiliated entities majority stockholders of, Global Industrial (the “Landlord”). The Lease has an initial term of ten years, with two option periods to extend the lease for additional periods of five years under each option and provides that it is intended to be a “triple net” lease with Global Equipment Company Inc. to pay, or reimburse Landlord for paying, all costs and operating expenses, including taxes, insurance and maintenance expenses, associated with the Lease and the Headquarters. The Lease was reviewed and approved in accordance with the corporate approval policy noted above for related party transactions. Lease payments totaled $1,224,143 for fiscal year 2025.

Stockholders Agreement. Certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds) and family trusts of Messrs. Richard, Bruce and Robert Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the shares held by such stockholders at the time of our initial public offering of the shares. In addition, the agreement prohibits the sale of the shares without the consent of the holders of a majority of the shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144. The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the shares held by holders of a majority of the shares. As of the end of fiscal year 2025, the parties bound to the stockholders agreement beneficially owned 24,775,188 shares subject to such agreement (constituting approximately 64.8% of the shares outstanding).
Pursuant to the stockholders agreement, Global Industrial granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the shares. The demand registration rights generally provide that the holders of a majority of the shares may require, subject to certain restrictions regarding timing and number of shares that Global Industrial register under the Securities Act all or part of the shares held by such stockholders. Pursuant to the incidental registration rights, Global Industrial is required to notify such stockholders of any proposed registration of any shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of shares held by it subject to certain restrictions. Global Industrial has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with the registration of shares pursuant to such agreement.

Global Industrial Company 2026 Proxy Statement | 63

Additional Matters
Solicitation of Proxies
The cost of soliciting proxies for the Annual Meeting will be borne by Global Industrial. In addition to solicitation by mail and over the Internet, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and Global Industrial will reimburse them for expenses in so doing.
Consistent with our voting procedure, directors, officers and other regular employees of Global Industrial, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.
Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting
Stockholder proposals intended to be included in our proxy statement for our 2026 Annual Meeting (the "2026 Annual Meeting"), including proposals for the nomination of directors, must be received by December 23, 2026 to be considered for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under Exchange Act.

Stockholders proposals submitted in accordance with our bylaws and applicable law should be mailed to Global Industrial Company, Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.
In addition to satisfying the foregoing requirements and other procedures set forth in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2027 for the 2027 Annual Meeting. Notice should be addressed to Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050, Attention: Investor Relations.
Other Matters
The Board does not know of any matter other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

Available Information
THIS PROXY STATEMENT AND THE 2025 ANNUAL REPORT WHICH INCLUDES A COPY OF OUR FORM 10-K FOR FISCAL YEAR 2025, ARE AVAILABLE AT www.proxyvote.com OR ON OUR WEBSITE AT www.globalindustrial.com.
We maintain a website at www.globalindustrial.com. We file reports with the SEC and make available free of charge on or through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s website (www.sec.gov). The information on our website or any report we file with, or furnish to, the SEC is not part of this Proxy Statement.
Householding
The Company may elect to send a single copy of its 2025 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2025 Annual Report or this Proxy Statement, as follows:

•     stockholders owning shares through a broker, bank or other holder of record should contact such record holder directly; and
•     stockholders of record should write to the Company at 11 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations. The Company will promptly deliver such materials upon request.

64 | Global Industrial Company 2026 Proxy Statement

Appendix A
Global Industrial Company
Amended and Restated 2018 Employee Stock Purchase Plan

1.Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase shares of Common Stock (“Shares”) through accumulated Contributions. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option to purchase Shares under the Non-423 Component will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided herein or as determined by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.Definitions.

(a)“Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)“Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d)“Board” means the Board of Directors of the Company.

(e)“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f)“Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(g)“Common Stock” means the common stock of the Company.

(h)“Company” means Global Industrial Company, a Delaware corporation, or any successor thereto.

(i)“Compensation” includes an Eligible Employee’s base straight time gross earnings and includes commissions and payments for overtime and shift premium, but excludes bonuses and other incentive compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(j)“Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(k)“Designated Company” means any Subsidiary or Affiliate of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not also be a Designated Company under the Non-423 Component.

(l)“Director” means a member of the Board.

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(m)“Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering or the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. Notwithstanding the foregoing and in addition to the limitations set forth above, the Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not, as applicable, include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (iii) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

(n)“Employer” means the employer of the applicable Eligible Employee(s).

(o)“Enrollment Date” means the first Trading Day of an Offering Period.

(p)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(q)“Exercise Date” means a date on which each outstanding option granted under the Plan will be exercised (except if the Plan has been terminated), as may be determined by the Administrator, in its discretion and on a uniform and nondiscriminatory basis from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. For purposes of clarification, there may be multiple Exercise Dates during an Offering Period.

(r)“Fair Market Value” means, as of any date, the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a day other than a Trading Day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(s)“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(t)“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. The terms of each Offering need not be identical provided that, with respect to the 423 Component, the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(1), (2) and (a)(3).

(u)“Offering Period” means a period beginning on such date as may be determined by the Administrator in its discretion and ending on such Exercise Date as may be determined by the Administrator in its discretion, in each case on a uniform and nondiscriminatory basis. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 20, and 30.

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(v)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)“Participant” means an Eligible Employee that participates in the Plan.

(x)“Plan” means this Global Industrial Company Amended and Restated 2018 Employee Stock Purchase Plan.

(y)“Purchase Period” means the period, as determined by the Administrator in its discretion on a uniform and nondiscriminatory basis, during an Offering Period that commences on the Offering Period’s Enrollment Date and ends on the next Exercise Date, except that if the Administrator determines that more than one Purchase Period should occur within an Offering Period, subsequent Purchase Periods within such Offering Period commence after one Exercise Date and end with the next Exercise Date at such time or times as the Administrator determines prior to the commencement of the Offering Period.

(z)“Purchase Price” means the price per Share of the Shares purchased under any option granted under the Plan as determined by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis for all options to be granted on an Enrollment Date. With respect to any option granted under the 423 Component, the initial Purchase Price shall not be less than the lesser of 85% of the Fair Market Value of a Share on (i) the Enrollment Date and (ii) the Exercise Date, or such other amount as may be required under Section 423 of the Code.

(aa)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ab)“Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(ac)“U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific U.S. Treasury Regulation will include such U.S. Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3.Eligibility.

(a)Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b)Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator determines that participation of such Eligible Employees is not advisable or practicable or if the Administrator determines to make such exclusion in its sole discretion.

(c)Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing, in the aggregate, five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code.
4.Offering Periods. Offering Periods will expire on the earliest to occur of (i) the completion of the purchase of Shares on the last Exercise Date occurring within twenty-seven (27) months of the applicable Enrollment Date on which the option to purchase Shares was granted, or (ii) such shorter period as may be established by the

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Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis, prior to an Enrollment Date for all options to be granted on such Enrollment Date.

5.Participation. An Eligible Employee may participate in the Plan by submitting to the Company a subscription agreement in the manner (which may be a written form or an electronic or other enrollment procedure) determined by the Administrator and during the time periods determined by the Administrator.

6.Contributions.

(a)At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount that will be subject to such limits as the Administrator may establish from time to time, in its discretion and on a uniform and nondiscriminatory basis, for all options to be granted on any Enrollment Date. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c)All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.

(d)A Participant may discontinue his or her participation in the Plan as provided under Section 10. Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may not change the rate of his or her Contributions during an Offering Period.

(e)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f)Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) the Participants are participating in the Non-423 Component.

(g)At any time that the Company determines it is required to withhold any amounts by reason of any federal, state, local or foreign tax rules or regulations in respect of an option, which may be at the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7.Contributions; Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) a number of Shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an

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Eligible Employee be permitted to purchase during each Purchase Period more than a maximum number of Shares of Common Stock determined by the Administrator, which determination, if any, shall be made prior to the first Offering Period and/or prior to any subsequent Offering Periods (with such number subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8.Exercise of Option.

(a)Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full Shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional Shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full Share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

(b)If the Administrator determines that, on a given Exercise Date, the number of Shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of Shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator shall provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and the Administrator may, in its sole discretion, (x) continue all Offering Periods then in effect or (y) terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9.Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of Shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of Share transfer. The Company may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. No Participant will have any voting, dividend, or other stockholder rights with respect to Shares of Common Stock subject to any option granted under the Plan until such Shares have been purchased and delivered to the Participant as provided in this Section 9.

10.Withdrawal.

(a)A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time, subject to any limitations imposed by the Administrator and/or by Company policies, by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b)A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

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11.Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code, unless otherwise provided by the Administrator.

12.Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13.Stock.

(a)As originally adopted, the Plan provided for the issuance of up to 500,000 Shares of Common Stock, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. The Plan was amended and restated, effective as of April 20, 2026, subject to and effective as of the date of approval by the Company’s stockholders, to increase the number of shares of Common Stock available for issuance under the Plan by an additional 500,000 Shares, for an aggregate of 1,000,000 Shares of Common Stock. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company’s treasury or Common Stock acquired by the Company for the purposes of the Plan.

(b)Until the Shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares.

(c)Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as the Participant may elect.

14.Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates of the Company as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees residing solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15.Designation of Beneficiary.

(a)If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any Shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to

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delivery to such Participant of such Shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b)Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16.Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until Shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such Contributions and such Shares.

18.Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of Shares of Common Stock purchased and the remaining cash balance, if any.

19.Adjustments, Dissolution, Liquidation or Merger.

(a)Adjustments. In the event that any Equity Restructuring (as defined below) occurs, the Administrator (i) shall equitably adjust the terms of each outstanding option as it deems appropriate to reflect the Equity Restructuring, which may include, adjusting the Purchase Price per share, and (ii) shall adjust the numerical limits of Sections 7 and 13 and the number and class of Common Stock that may be delivered under the Plan. For purposes of this Section 19(a), “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Shares (or other Company securities) and causes a change in the per-share value of the Shares underlying outstanding options granted pursuant to the Plan.

(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)Mergers and Other Corporate Transactions. In the event of a merger or similar corporate transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume

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or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the applicable merger or other transaction. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.Amendment or Termination.

(a)The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b)Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c)In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)    amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii)    altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii)    shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv)    reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v)    reducing the maximum number of Shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

72 | Global Industrial Company 2026 Proxy Statement

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if any option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that any option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24.Term of Plan. The Plan was initially adopted by the Board on July 29, 2018 and was approved by the Company’s stockholders on December 17, 2018. The Board approved an amendment and restatement of the Plan on April 20, 2026, subject to and effective as of the date of approval by the stockholders of the Company within twelve (12) months after the date the amended and restated Plan was approved by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. The Plan, as amended and restated, will continue in effect for a term of ten (10) years from April 20, 2026, unless sooner terminated under Section 20.

25.Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

26.No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or affiliate of the Company, as applicable. Further, the Company or a Subsidiary or affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

27.Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

28.Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

Global Industrial Company 2026 Proxy Statement | 73

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Annual Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 31, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 31, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it arrives on or before 11:59 P.M. Eastern Time on May 31, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92810-P50681

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**GLOBAL INDUSTRIAL COMPANY**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________

**Nominees:**

01) Richard B. Leeds
02) Bruce Leeds
03) Robert Leeds
04) Anesa T. Chaibi
05) Chad M. Lindbloom
06) Gary S. Michel
07) Paul S. Pearlman
08) Robert D. Rosenthal

**The Board of Directors further recommends that you vote FOR the following:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V92811-P50681

**GLOBAL INDUSTRIAL COMPANY**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**ANNUAL MEETING OF STOCKHOLDERS – JUNE 1, 2026**

The stockholder(s) hereby appoint(s) Adina G. Storch, Thomas Axmacher and April Gruder, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBAL INDUSTRIAL COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Eastern Time on June 1, 2026, online at www.virtualshareholdermeeting.com/GIC2026, and any adjournment or postponement thereof.

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.**

**Continued and to be signed on reverse side**